                          STANDARD CONCESSION AGREEMENT
                           FOR MOBILE CELLULAR SERVICE

The present Concession Agreement is hereby entered into by the Brazilian Federal Government, represented by the Ministry of Communications, recorded in the General Commercial Registry/Ministry of Finance under No. ***, represented herein by State Minister of Communications, Sergio Motta, hereinafter referred to as the Grantor; and [name and identification], hereinafter referred to as the Concessionaire. By way of this instrument and in compliance with the law, the above parties hereby enter into this Concession Agreement which shall be governed by Law No. 4117 of August 1962; by Law No. 9,295 of July 19, 1996; by Law No. 8,987 of February 13, 1995; by Law No. 9074 of July 7, 1995; by Law No. 9472 of July 16, 1997, by Decree No. 2056 of November 4, 1996; by TGS No. 20/96 General Telecommunications Standard - Cellular Mobile Service; by the Ministry of Communications' Memorandum No. 1533 of November 4, 1996, approved by Ministry of Communications Memorandum No. 1716 of November 20, 1996; by Ministry of Communications Memorandum No. 2512 of December 30, 1996; by the Decree of October 23, 1997, published in the October 24th issue of the Diario Oficial da Uniao (Official Federal Journal), and by the international agreements, treaties and conventions in effect in Brazil; by other applicable legal standards; and by the following:


Chapter 1 - Purpose, Duration and Concession Area

Clause One - The purpose of this Agreement is the Concession for the operation of Mobile Cellular Service, arising from the change in the Authorization granted for the operation of Public/Restricted Mobile Terrestrial Radio Communication in accordance with Article 4 of Law No. 9,295 of July 19, 1996.

         (S). 1 - The service is exclusively restricted to the frequency sub-bands indicated below:

         Sub-band A:
                  Mobile Station Transmission: 824.0 to 835.0 MHz
                                               845.0 to 846.5MHz
                  Radio-to-Base Transmission:  869.0 to 880.0 MHz
                                               890.0 to 891.5 MHz

         (S). 2 - Mobile Cellular Service, in accordance with Law No. 9,295 of July 19, 1996 is the service of terrestrial mobile telecommunications, open to public use, which uses a radiocommunications system with cellular technology, interconnected to the public telecommunications network and accessed by way of portable, transportable or vehicular terminals for individual use.

         (S). 3 - The term of the Concession [is the term remaining from the previously granted Authorization] and is renewable for successive periods of 15 (fifteen) years as of

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the expiration of the Authorization. The terms remaining from the previous
Authorization are set forth in Annex XIV of this Agreement.

CLAUSE TWO - The Concession Area of this Agreement is set forth in Annex III.


CHAPTER II - THE SELLING PRICE FOR THE RIGHT TO OPERATE THE SERVICE AND USE THE RADIO FREQUENCIES ASSOCIATED THEREWITH

CLAUSE THREE - In accordance with Clause One Section 3, no payment will be charged for the Right to Operate the Service and Use the Radio Frequencies Associated therewith.

CHAPTER III -  CONDITIONS FOR OPERATION OF THE SERVICE

CLAUSE FOUR - The Concessionaire shall operate the Cellular Mobile Service in its respective Concession Area for its own account and at its own risk in accordance with the principle of fair competition with remuneration coming, basically, from rates and prices charged to users.

SOLE PARAGRAPH: The service shall be operated in accordance with the terms and conditions of this Agreement, the terms and conditions in the Basic Conditions for Provision of Service in Annex IX and the terms and conditions of the Implementation Plan in Annex X.

CLAUSE FIVE - The Concessionaire must observe the standard service rules in addition to the applicable legal and regulatory provisions.

CLAUSE SIX - The Concessionaire may contract with third parties to develop activities that are part of, in addition or complementary to the service granted as well as to implement plans related thereto notwithstanding the Concessionaire's full responsibility for providing service and liability for any damages that said third parties might cause to the Grantor, users or other third parties, by operating the service.

CLAUSE SEVEN - While operating the service, the Concessionaire is obliged to abide, for the duration of the concession, by the commitments and conditions undertaken and agreed to under this Agreement, in addition to observing the legal requirements of tax regulations.


CHAPTER IV - STATIONS AND TELECOMMUNICATIONS FACILITIES

CLAUSE EIGHT - The Concessionaire shall operate and manage a reasonable number of service stations in a reasonable number of areas as required to provide adequate service.

CLAUSE NINE - The Concessionaire may establish, on its own or through third-party facilities, including those of the Public Telecommunications Network, trunk links between the Central Switching and Control Stations, between the Central Switching and Control Stations and the Public Telecommunications Network and between the Central Switching and

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Control Stations and the Radio-Base Stations related thereto.

CLAUSE TEN - The Concessionaire may link the network used in providing Mobile Cellular Service with the network(s) of the Public Telephone Service and Mobile Cellular Service providers in the respective service area and with the network operator of interstate and international trunk lines, in accordance with terms that are adequate, fair and non-discriminatory.

CHAPTER V - ADEQUACY OF SERVICE

CLAUSE ELEVEN - The Concessionaire shall provide service that is adequate to fully serve and satisfy the needs of the users in terms of consistency, continuity, efficiency, safety, technological innovation, general availability, courteous service and reasonable rates.

CLAUSE TWELVE - For the purposes of inspecting service quality, the guidelines in the following paragraphs shall be respectively observed with regard to:

I)    for #ing purposes
a) Consistency and continuity: continuous provision of service as determined by the terms of this agreement, by regulatory standards and by applicable techniques;
b) Efficiency: provision of services with satisfactory standards that ensure qualitatively and quantitatively the satisfaction of the user and the fulfillment of the purposes of the concession;
c) Safety: adoption of effective measures for keeping up and maintaining the facilities used in the provision of services, and for preventing accidents;
d) Technological innovation: ensuring that the techniques, equipment and facilities used in providing service are up-to-date, and improving and expanding the service;
e) General availability: universal availability of the service provided, understood as the availability of the service to all users without discrimination;
f) Courtesy: availability of information for users, adequate attention to their needs and politeness in serving them.

CLAUSE THIRTEEN - Taking into account the interests of the general public, the interruption of service in an emergency situation or after prior notice for technical reasons, for reasons related to the security of persons or property, or due to noncompliance on the part of a user does not characterize non-continuity of service.


CHAPTER VI - RATES AND PRICES

CLAUSE FOURTEEN - The maximum rates of the Basic Service Plan that may be applied are those outlined under the Rate Terms and Reference Basket in Annex XII.

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CLAUSE FIFTEEN - In providing service under the Basic Service Plan, the
Concessionaire shall observe the following time limits, the calculation of which shall begin only as of the actual commencement of the call from the mobile or fixed terminal of the party called:

a)   Billing Unit: 6 (six) seconds.

b)   Minimum Billing Time: 30 (thirty) seconds.

c)   Billable Calls: only calls lasting over 3 (three) seconds shall be billed

CLAUSE SIXTEEN - In defining the area of mobility that shall be considered as a reference for items charged as "Additional per Call" or "Displacement" of the Basic Service Plan, the Concessionaire must use the criteria specified in Annex XII.

CLAUSE SEVENTEEN - At the discretion of the Concessionaire and during the life of the Agreement, the rates charged may be structured based on technical characteristics and the specific costs arising from serving different geographical regions and different segments or classes of users, without discrimination on an individual basis.

SOLE PARAGRAPH - The Concessionaire may, at its own discretion and during the life of the Agreement, submit Alternative Service Plans for approval by the Grantor, each one differing with regard to a structure, criteria and values for each of the various items therein.

CLAUSE EIGHTEEN - The Concessionaire, at its own discretion, may give rate discounts as well as have special rate plans, seasonal reductions and reductions on days and at times of low demand, without implicating any right to compensation in the value of the rates by the Grantor.

CLAUSE NINETEEN - The services that are not essential to the enjoyment of the Mobile Cellular Service and any other extra services offered shall be remunerated by prices without any effect on the value of the rate for basic service.

SOLE PARAGRAPH - These optional and extra services, when offered, must be made available to all users or user segments, depending on their utility, and shall be remunerated by prices charged solely to those users who use them.

CLAUSE TWENTY - The maximum rates referred to in Clause Fourteen shall be adjusted in accordance with the laws in effect and the conditions set forth in Annex XII of this Agreement.

CLAUSE TWENTY-ONE - The revision of rates referred to in Clause Fourteen shall be undertaken at the initiative of the Grantor or the Concessionaire with a view to maintaining and re-establishing the business/financial balance of the Concession in the event:

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a)   modification of service regulations occurs that implies a change in the responsibilities of the Concessionaire;

b) a business/financial imbalance of the Concession occurs brought on by unforeseeable facts or events that modify the initial conditions of service provision, in which case the revision shall be made by verifying said fact.

         (S). 1 - For purposes of the revision, there must be, depending on the case, a quantitative determination of the repercussion of the changes in the regulatory law on service provision or of the facts or events resulting in changes of the initial conditions of service.

         (S). 2 - Except for income tax, the creation, change or repeal of any legal fees or taxes--once the proposed revision has been presented and its impact has been verified--shall imply the immediate upward or downward revision of the rate, as the case may be.

CHAPTER VII - RIGHTS, GUARANTEES AND RESPONSIBILITIES OF THE GRANTOR

CLAUSE TWENTY-TWO - Notwithstanding the other provisions of this Agreement, the Grantor shall:

a) regulate and assess on a permanent basis the provision of Mobile Cellular Service;

b)   apply legal penalties, both contractual and regulatory;

c) rescind the concession in the events and in the manner provided for in this agreement;

d) approve adjustments and revise rates in the manner provided for in this agreement, by following applicable standards, regulations and law;

e) comply with or enforce the regulatory provisions of the service and the contractual clauses, including that which is related to establishing links to the public network;

f) ensure high quality of service, receive, expedite or resolve complaints and formal complaints from users by observing Clauses Twelve and Thirteen in this Agreement;

g)   ensure fair competition in provision of service;

h) declare the property needed for establishing the service in the public interest and directly promoting the expropriation thereof;

i) declare the property needed for establishing the service to be necessary or of public interest for purposes of exercising eminent domain and directly promoting such eminent domain.

SOLE PARAGRAPH - The inspection of the service shall be carried out by the Grantor's

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technical body with the collaboration of the representative of the
Concessionaire, who has the right to be present at all acts of inspection.

CLAUSE TWENTY-THREE - The Grantor assures the Concessionaire that until December 31, 1999 (or December 31, 2001 in the case of Concession Area 8) no operations whatsoever shall be initiated in the same Concession Area which involve any other mobile terrestrial telecommunications services open to public use using the radio communications system with cellular technology, linked to the public network of telecommunications and accessed by portable, transportable or vehicular terminals, for use by individuals.

CHAPTER VIII - RIGHTS, GUARANTEES AND RESPONSIBILITIES OF THE CONCESSIONAIRE

CLAUSE TWENTY-FOUR - Notwithstanding the other provisions of this Agreement, the Concessionaire shall:

a) make Mobile Cellular Service available and operational on a regular commercial basis in accordance with Annex IX of this Agreement.

b) answer requests for service activation by a user within the maximum timeframes indicated below, which include the date the request was made and the date the Mobile Station is activated, when Mobile Cellular Service is brought into commercial operation in a particular district, a district that is a headquarters for a municipality or a State capital:

          b1) up to 180 (one hundred and eighty) calendar days, in the first year this Agreement is in effect;

          b2) up to 120 (one hundred and twenty) calendar days, in the second year this Agreement is in effect;

          b3) up to 30 (thirty) calendar days, in the third year this Agreement is in effect;

          b4) up to 15 (fifteen) calendar days, in the fourth year this Agreement is in effect;

          b5) up to 5 (five) calendar days, in the fifth year this Agreement is in effect;

c) provide adequate service as set forth in this Agreement and in the regulatory standards of Mobile Cellular Service;

d) charge rates and prices in accordance with the provisions of Annex XII of this Agreement;

e) provide the Grantor with statements of the management of the Mobile Cellular Service through the annual presentation of a detailed report which should include

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     information on the status of the Concessionaire in setting up, improving or expanding the service; information which, in the interests of maintaining fair and free competition, shall be kept confidential by the Grantor. The information prescribed in Standard No. 27/96 shall also be provided.

f)   comply with and enforce the service standards and contractual clauses;

g) indicate the representative that shall follow the inspections of the Grantor;

h)   use only equipment certified by the Grantor;

i) allow those in charge of inspection, while maintaining due confidentiality, to have free access, at any time of the year, to the facilities, equipment and installations related to the concession as well as accounting records;

j) ensure the integrity of the assets used in the provision of Mobile Cellular Service and adequately insure them, having the ability to pledge the rights arising from the Concession, including accounts receivables, and rates and equipment belonging to the Concessionaire that are not used in providing the service, as determined by current law;

k) maintain updated inventory and records of the assets/goods used in providing Mobile Cellular Service;

l) receive and resolve, when they arise, complaints and formal complaints from users;

m) publish annual financial statements drawn up at the end of each fiscal in accordance with the relevant provisions of the Corporation Law (sociedades anonimas);

n) ensure, and should the case arise, re-establish the economic-financial balance of the Agreement.


CHAPTER IX - RIGHTS AND RESPONSIBILITIES OF USERS

CLAUSE TWENTY-FIVE - In addition to observing the legal provisions regarding users' rights, the Concessionaire, in providing service, shall respect the rights of users to:

receive adequate service;

b) receive information from the Grantor and Concessionaire as provided for called for under the law and in the service contract;

c) obtain and use the service, freely chosen, observing the clauses of the respective contract and the rules of the Grantor;

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d)   demand solutions from the Concessionaire for possible service failures and receive information on the measures taken, when applicable;

e) full observance of all the terms of the Subscription Contract by which the service was ordered.

CLAUSE TWENTY-SIX - To obtain and use services, users should be required, by way of the Mobile Service Subscription Contract to abide by the following obligations:

a) contribute to maintaining in good condition the property used in providing service;

b) observe the legal and regulatory standards related to the enjoyment of the services, including those pertaining to the safety of users and third parties;

c) effectuate, punctually, the payment of taxes, rates or prices due as a result of the service provided;

d) comply with the terms of the Mobile Service Subscription Contract by which the service was ordered.


CHAPTER X. - INTERVENTION

CLAUSE TWENTY-SEVEN - In order to ensure the adequate provision of service, as well as the faithful fulfillment of pertinent contractual, regulatory and legal standards, the Grantor may intervene in the Concession.

CLAUSE TWENTY-EIGHT - The intervention shall be carried out in accordance with applicable law, by decree of the Grantor, through adequate justification and it shall designate the intervening party, the duration of the intervention, the objectives and limits of the measure.

CLAUSE TWENTY-NINE - Once the intervention is declared, the Grantor, shall, within 30 (thirty) days, initiate administrative proceedings to verify the determinant causes of the measure and designate responsibilities, with full rights of defense ensured.

         (S). 1 - The Concessionaire shall be informed of the initiation of the administrative proceeding in which it shall be guaranteed the right of reply and full rights of defense and shall have the right to appoint a representative to follow all the due diligence carried out.

         (S). 2 - Should it be found that the intervention was not carried out in observance of legal and regulatory norms, it shall be declared null and the service shall immediately return to the Concessionaire notwithstanding its right to indemnification .

         (S). 3 - The administrative proceedings to which Clause Twenty-Nine refers must be concluded within 180 (one hundred and eighty) days, otherwise the intervention may be considered invalid.

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CLAUSE THIRTY - Once the intervention has ceased, should the concession not have expired, the administration of the service shall be returned to the Concessionaire preceded by a rendering of accounts by the intervening party, which shall be responsible for the acts that took place during its intervention.


CHAPTER XI - TERMINATION OF THE CONCESSION

CLAUSE THIRTY-ONE - The Concession shall be terminated due to:

a) the expiration of the contract, except when an answer to a request for renewal is still pending from the Grantor;

b)   expropriation;

c)   forfeiture;

d)   rescission;

e)   annulment;

f)   bankruptcy or termination of the Concessionaire;

CLAUSE THIRTY-TWO - Should the Grantor terminate the concession, all rights and privileges granted to the Concessionaire shall cease.

         (S). 1 - Termination implies the Grantor shall immediately take over the service and shall proceed in a timely manner to undertake all necessary inventories, assessments and settlements as well as gain control and use of the facilities, equipment, supplies and personnel used in providing service that are considered essential to its continuity, safeguarding the rights of the Concessionaire with regard to non-revertible assets. Revertible assets are understood to be assets that are essential to the continuity of the service or those assets which are so named by the parties to the agreement in accordance with Article 18, clauses X and XI of Law No. 8987/95 and Article 26, Clause XII of Decree No. 2056/96.

         (S). 2 - Once the concession is terminated, revertible assets shall be returned to the Grantor in the manner and terms set forth in Law No. 8987 of February 13, 1995.

CLAUSE THIRTY-THREE - Expropriation shall occur when the Grantor repossesses the service before the expiration of the concession through a specific authorizing law due to motives of public interest, subsequent to prescribed compensation that adequately fulfills the financial-economic equation of the Agreement and the responsibility to maintain its balance, with restitution to the Concessionaire of the unamortized portion of the purchase price of the concession.

CLAUSE THIRTY-FOUR - The total or partial non-execution of this Agreement shall cause

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the relevant legal, regulatory, normative and contractual penalties to be applied, which include the penalty of forfeiture of the concession according to the conditions set forth in this instrument.

CLAUSE THIRTY-FIVE - The penalty of forfeiture of the concession shall be applied as set forth in Law No. 8987 of February 13, 1995.

         (S). 1 - In any case, prior to application of the penalty of forfeiture, a verification of bankruptcy shall be carried out in an administrative proceeding presided over by the commission, which ensures the Concessionaire full rights of defense.

         (S). 2 - No administrative proceeding for bankruptcy shall begin prior to informing the Concessionaire in detail of the motivating cause of the measure, granting the Concessionaire at least 60 (sixty) days notice to amend the failures and mistakes indicated.

         (S). 3 - Should bankruptcy be declared in the course of the administrative proceeding, forfeiture shall be declared by the Grantor by way of a justificatory document.

         (S). 4 - Should forfeiture occur as described above, the amount of the possible compensation owed to the Concessionaire found in breach of contract shall be adjudged within one hundred and twenty days by a commission on which a representative of said Concessionaire sits, and said amount shall not include the amount of applicable fines and damages so adjudged.

         (S). 5 - Once forfeiture is declared, under the law, the liability of the Grantor with regard to the duties, burdens, responsibilities or commitments to third parties or employees of the Concessionaire shall cease.

CLAUSE THIRTY-SIX - The Grantor may initiate rescission in the event of noncompliance with legal, regulatory or contractual provisions by the Concessionaire by undertaking special action to this end once a favorable decision on this claim has been granted by the Judicial Authority.

CLAUSE THIRTY-SEVEN - Bilateral or consensual rescission shall be preceded by the issuance of a document from the Grantor specifying the interests in so doing and setting forth in the instrument of rescission detailed rules on the share capital elements arising from early termination of the agreement.

CLAUSE THIRTY-EIGHT - Annulment shall take place through a judicial declaration of invalidity of the agreement due to illegality in its formalization, with responsibility for showing cause resting with the Grantor, ensuring that the rights of third parties are safeguarded.

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CHAPTER XII - PENALTIES

CLAUSE THIRTY-NINE - Partial or total noncompliance with its responsibilities subjects the Concessionaire to the penalties set forth in GTN No. 20/96 General Telecommunications Standard - Mobile Cellular Service approved by Ministry of Communications Memorandum No. 1533 of November 4, 1996, notwithstanding the application of other sanctions of the law and this Agreement.

         (S) 1 - The fine may be levied cumulatively for the infraction of any legal or contractual provision, or in the event the Concessionaire does not comply with a requirement set forth by the Grantor within a stipulated time period.

         (S) 2 - The maximum amount of the fine, for the infraction of any legal provision, is determined by specific legislation and currently amounts to 1,647.34 (one thousand six hundred and forty-seven point thirty-four) UFIRs [accounting units], in accordance with Law No. 4117/62 and Ministry of Communications Memorandum No. 85 of February 28, 1994.

         (S) 3 - The amount of the fine for noncompliance of the schedules, agreed upon in the Service Plan described in the Implementation Plan, regarding the requirement stipulated by the Grantor, is 0.05% of the Concessionaire's net operating revenue per day of noncompliance, until such time as the requirement is fully met.

         (S) 4 - The noncompliant Concessionaire shall not be able to participate in bidding on the provision of Mobile Cellular Service.


CHAPTER XIII - TRANSFER

CLAUSE FORTY - The transfer of the concession or Concessionaire's majority interest in the corporation depends on the prior and express authorization of the Grantor according to the provisions of Law No. 8987 of February 13, 1995 and Decree No. 2056 of November 1996.

CLAUSE FORTY-ONE - The authorization of transfer of the concession confers upon the successor entity all the rights and responsibilities of the former Concessionaire.

SOLE PARAGRAPH - With regard to the authorization for the transfer of the majority interest in the corporation, the new majority shareholders must execute an express agreement, with the clauses of the Agreement in effect.

CLAUSE FORTY-TWO - The transfer of the Concession or Majority Interest without observance of the foregoing provisions shall imply the forfeiture of the Concession, notwithstanding the application of other prescribed penalties in the Agreement, law and specific regulations.

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CHAPTER XIV - RENEWAL

CLAUSE FORTY-FOUR - Note: Clause Forty-Three does not exist in the original. The term of the concession for the operation of Mobile Cellular Service may, under the terms of Art. 3 of Law No. 9,295/96, be renewed, on the condition that the Concessionaire has fulfilled the requirements of the concession and expressly states his interest in renewing at least 30 (thirty) months prior to the expiration of the term of the concession, as determined by Art. 42 of the Regulations on Mobile Cellular Service.

CLAUSE FORTY-FIVE - The renewal of the term of the concession for the operation of Mobile Cellular Service shall imply the payment by the Concessionaire of a price for the right to operate the service and for the use of the radio frequencies related thereto, in accordance with Article 43 of the Regulations on Mobile Cellular Service.

         (S) 1 - The amount of the payment referred to herein shall be agreed upon by the Ministry of Communications and the Concessionaire at least 24 (twenty-four) months prior to the expiration of the concession term, taking into consideration the conditions for the provision of service at the time of renewal.

         (S) 2 - The Grantor is authorized to initiate a new procedure to grant a concession for the provision of Mobile Cellular Service in the Concession Area, which is the purpose of this Agreement, should an agreement not be reached 24 (twenty-four) months prior to the expiration of the term of the concession.

CLAUSE FORTY-SIX - The public interest in the repossession and direct operation of the services by the Grantor, and noncompliance by the Concessionaire with well-founded legal, regulatory and contractual provisions, are grounds and possible sole justification for nonrenewal of the term of the concession, and must be verified through an administrative proceeding.

CHAPTER XV - ANNEXES

CLAUSE FORTY-SEVEN - The Annexes listed below are part of this Agreement as if they had been transcribed therein:

Annex I:        Mobile Cellular Service Concession Areas
Annex II:       Interconnection Facilities;
Annex III:      Concession Service Areas
Annex III-A     Municipalities Covered by the Concession of the Companhia de
                Telecomunicacoes do Brasil Central - CTBC TELECOM
Annex IV:       Districts with more than 30 thousand and less than 50
                thousand inhabitants;
Annex V:        Districts with more than 50 thousand and less than 75
                thousand inhabitants;
Annex VI:       Districts with more than 75 thousand and less than 100 thousand

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                inhabitants;
Annex VII:      Districts with more than 100 thousand and less than 200
                thousand inhabitants
Annex VIII:     Districts with more than 200 thousand and State capitals;
Annex IX:       Basic Terms for Service Provision
Annex X:        Implementation Plan
Annex XI:       Values of K1, K2, K3, K4, K5 and K6;
Annex XII:      Rate Terms and Reference Basket of the Basic Service Plan
Annex XIII:     National Registry of Localities Linked and Not Linked to the
                National Telecommunications Network
Annex XIV:      Decree of Authorization and Expiration by Concession Area


CHAPTER XVI - VENUE

CLAUSE FORTY-SEVEN - [Note: Clause Forty-Seven is repeated in the original.] To obviate possible future issues regarding the Agreement, sustained efforts should be made to find an amicable solution, and a judicial one should be sought solely should this attempt fail, in which case the Federal District Court of Brasilia (Foro da Secao Judiciaria da Justica Federal de Brasilia, Distrito Federal) shall have competent jurisdiction.

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

In order to signify their full acceptance of the provisions and terms of this Agreement, the parties hereby execute it in triplicate, each one with 18 (eighteen) pages, numbered and initialed, except for the last which is signed before the witnesses named below, who also sign it.

                                     Brasilia, Federal District,_________, 1997

GRANTOR:                                    CONCESSIONAIRE:

[Signature]                                 [Signature]
Sergio Motta
State Minister of Communications


WITNESSES:

[signature]                                 [signature]

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

                                    ANNEX I

                  CONCESSION AREAS OF CELLULAR MOBILE SERVICE


     Area 1 = Geographic area which includes the following municipalities of the State of Sao Paulo: Aluminio, Aracariguama, Aruja, Atibaia, Barueri, Biritiba-Mirim, Bom Jesus dos Perdoes, Braganca Paulista, Cabreuva, Caieiras, Cajamar, Campo Limpo Paulista, Carapicuiba, Cotia, Diadema, Embu, Embu-Guacu, Ferraz de Vasconcelos, Francisco Morato, Franco da Rocha, Guararema, Guarulhos, Igarata, Itapecerica da Serra, Itapevi, Itaquaquecetuba, Itatiba, Itu, Itupeva, Jandira, Jarinu, Joanopolis, Jundiai, Juquitiba, Mairinque, Mairipora, Maua, Mogi das Cruzes, Morungaba, Nazare Paulista, Osasco, Pedra Bela, Pinhalzinho, Piracaia, Pirapora do Bom Jesus, Poa, Ribeirao Pires, Rio Grande da Serra, Salesopolis, Salto, Santa Izabel, Santana de Paranaiba, Santo Andre, Sao Bernardo do Campo, Sao Caetano do Sul, Sao Lourenco da Serra, Sao Paulo, Sao Roque, Suzano, Taboao da Serra, Tuiuti, Vargem, Vargem Grande Paulista e Varzea Paulista.

     Area 2 = State of Sao Paulo, excluding the municipalities in Area 1 above.

     Area 3 = States of Rio de Janeiro and Espirito Santo.

     Area 4 = State of Minas Gerais.

     Area 5 = States of Parana and Santa Catarina.

     Area 6 = State of Rio Grande do Sul.

     Area 7 = States of Goias, Tocantins, Mato Grosso do Sul, Mato Grosso,
              Rondonia, Acre and Federal District.

     Area 8 = States of Amazonas, Roraima, Amapa, Para and Maranhao.

     Area 9 = States of Bahia and Sergipe.

     Area 10= States of Piaui, Ceara, Rio Grande do Norte, Paraiba, Pernambuco and Alagoas.

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

                                    ANNEX II

                           INTERCONNECTION FACILITIES

Information on the systems of the public service operators operating in the corresponding area, including:

1.   Interconnection Facilities
     1.1 Degree of Digitalization and performance indicators;
     1.2 List of Services

2.   Description of Indicators

3.   Description of Services

4.   Description of Special Codes

5.   Interconnection Facilities by Companies

6.   Description of Facilities by Interconnection Points

NB: This Annex is in Attachment A.

                                   ANNEX III

                           CONCESSION SERVICE AREAS

-----------------------------------------------------------------------------------------------------------
 CONCESSION AREA                  CONCESSIONAIRE                         CONCESSION SERVICE AREA
-----------------------------------------------------------------------------------------------------------
 1                                TELECOMINCACOES DE                     CONCESSION AREA I
                                  SAO PAULO S. A. - TELESP
-----------------------------------------------------------------------------------------------------------
 2                                CENTRAIS TELEFONICAS                   MUNICIPALITIES OF RIBEIRAO
                                  DE RIBEIRAO PRETO S/A - CETERP         PRETO, GUATAPARA AND THE
                                                                         DISTRICT OF BONFIM PAULISTA
-----------------------------------------------------------------------------------------------------------
 2                                TELECOMUNICACOES DE SAO PAULO -        CONCESSION AREA 2 MINUS THE
                                  TELESP                                 AREA OF CETERP AND CTBC TELECOM
-----------------------------------------------------------------------------------------------------------
 3                                TELECOMUNICACOES DO RIO DE             RIO DE JANEIRO STATE
                                  JANEIRO S.A. - TELERJ
-----------------------------------------------------------------------------------------------------------
 3                                TELECOMUNICACOES DO ESPIRITO           STATE OF ESPIRITO SANTO
                                  SANTO - TELEST
-----------------------------------------------------------------------------------------------------------
 4                                TELECOMUNICACOES DE MINAS GERAIS       CONCESSION AREA 4 MINUS THE
                                  S.A. - TELEMIG                         AREA OF CTBC TELECOM
-----------------------------------------------------------------------------------------------------------
 5                                TELECOMUNICACOES DO PARANA S.A.        STATE OF PARANA MINUS THE AREA
                                  - TELEPAR                              OF SERCOMTEL
-----------------------------------------------------------------------------------------------------------
 5                                TELECOMUNICACOES DE SANTA              SANTA CATARINA STATE
                                  CATARINA S.A. - TELESC
-----------------------------------------------------------------------------------------------------------
 5                                SERCOMTEL S/A -  TELECOMUNICACOES      MUNICIPALITY OF LONDRINA
-----------------------------------------------------------------------------------------------------------
 6                                COMPANHIA TELEFONICA                   MUNICIPALITIES OF PELOTAS,
                                  MELHORAMENTO E RESISTENCIA - CTMR      MORRO REDONDO, CAPAO DO LEAO E
                                                                         TURUCU
-----------------------------------------------------------------------------------------------------------
 6                                COMPANHIA RIOGRANDENSE DE              STATE OF RIO GRANDE DO SUL
                                  TELECOMUNICACOES - CRT                 MINUS THE AREA OF CTMR
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  TELECOMUNICACOES DE GOLAS              STATE OF GOIAS MINUS THE AREA
                                  S.A - TELEGOLAS                        OF CTBC TELECOM AND STATE OF
                                                                         TOCANTINS
-----------------------------------------------------------------------------------------------------------
 7                                TELECOMUNICACOES DE MATO GROSSO        STATE OF MATO GROSSO DO SUL
                                  DO SUL S.A. - TELEMS                   MINUS THE AREA OF CTBC - TELECOM
-----------------------------------------------------------------------------------------------------------
 7                                TELECOMUNICACOES DE MATO GROSSO        STATE OF MATO GROSS
                                  S.A. - TELEMAT
-----------------------------------------------------------------------------------------------------------
 7                                TELECOMUNICACOES DE RONDONIA           STATE OF RONDONIA
                                  S.A. - TELERON
-----------------------------------------------------------------------------------------------------------
 7                                TELECOMUNICACOES DO ACRE S.A. -        STATE OF ACRE
                                  TELEACRE
-----------------------------------------------------------------------------------------------------------
 7                                TELECOMUNICACOES DE BRASILIA           FEDERAL DISTRICT
                                  S.A. - TELE BRASILIA
-----------------------------------------------------------------------------------------------------------
 8                                TELECOMUNICACOES DO AMAZONAS           STATE OF AMAZONAS
                                  S.A. - TELAMAZON
-----------------------------------------------------------------------------------------------------------
 8                                TELECOMUNICACOES DE RORAIMA S.A.       STATE OF RORAIMA
                                  - TELAIMA
-----------------------------------------------------------------------------------------------------------
 8                                TELECOMUNICACOES DO AMAPA S.A. -       STATE OF AMAPA
                                  TELAMAPA
-----------------------------------------------------------------------------------------------------------
 8                                TELECOMUNICACOES DO PARA S.A. -        STATE OF PARA
                                  TELEPARA
-----------------------------------------------------------------------------------------------------------
 8                                TELECOMUNICACOES DO MARANHAO           STATE OF MARANHAO
                                  S.A. - TELMA
-----------------------------------------------------------------------------------------------------------
 9                                TELECOMUNICACOES DA BAHIA S.A. -       STATE OF BAHIA
                                  TELEBAHIA
-----------------------------------------------------------------------------------------------------------
 9                                TELECOMUNICACOES DE SERGIPE S.A.       STATE OF SERGIPE
                                  - TELERGIPE
-----------------------------------------------------------------------------------------------------------
 10                               TELECOMUNICACOES DO PIAUI S.A.-        STATE OF PIAUI
                                  TELEPISA
-----------------------------------------------------------------------------------------------------------
 10                               TELECOMUNICACOES DO CEARA S.A.-        STATE OF CEARA
                                  TELECEARA
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 10                               TELECOMUNICACOES DO RIO GRANDE         STATE OF RIO
                                  DO NORTE S.A. - TELERN                 GRANDE DO NORTE
-----------------------------------------------------------------------------------------------------------
 10                               TELECOMUNICACOES DA PARAIBA S.A.       STATE OF PARAIBA
                                  - TELPA
-----------------------------------------------------------------------------------------------------------
 10                               TELECOMUNICACOES DE PERNAMBUCO         STATE OF PERNAMBUCO
                                  S.A. - TELPE
-----------------------------------------------------------------------------------------------------------
 10                               TELECOMUNICACOES DE ALAGOAS S.A.       STATE OF ALAGOAS
                                  - TELASA
-----------------------------------------------------------------------------------------------------------
 2, 4, 7                          COMPANHIA DE TELECOMUNICACOES DO       AREAS REFERRED TO IN
                                  BRASIL CENTRAL - CTBC TELECOM          ANNEX III-A
-----------------------------------------------------------------------------------------------------------

                                  ANNEX III-A

         MUNICIPALITIES COVERED BY THE CONCESSION OF THE COMPANHIA DE
           TELECOMUNICACOES DO BRASIL CENTRAL - CTBC TELECOM TELECOM

1.   STATE OF MINAS GERAIS

     ARAPORA
     ARAUJOS
     CAMPINA VERDE
     CAMPO FLORIDO
     CAMPOS ALTOS
     CANAPOLIS
     CAPINOPOLIS
     CARMO DO PARANAIBA
     CARNEHEIRINHOS
     CENTRALINA
     COMENDADOR GOMES
     CONCEICAO DAS ALAGOAS
     CORREGO DANTA
     CRUZEIRO DA FORTALEZA
     FRUTAL
     GURINHATA
     IBIRACI
     IGARATINGA
     IGUATAMA
     INDIANOPOLIS
     IPIACU
     ITAPAGIPE
     ITUIUTABA
     ITURAMA
     LAGAMAR
     LAGOA FORMOSA
     LAGOA GRANDE
     LIMEIRA D'OESTE
     LUZ
     MARAVILHAS
     MOEMA
     MONTE ALEGRE DE MINAS
     MONTE SANTO DE MINAS
     NOVA PONTE
     NOVA SERRANA
     PAPAGAIOS
     PARA DE MINAS
     PATOS DE MINA

     PEDRINOPOLIS
     PEQUI
     PERDIGAO
     PIRAJUBA
     PITANGUI
     PLANURA
     PRATA
     PRESIDENTE OLEGARIO
     RIO PARANAIBA
     SANTA JULIANA
     SANTA VITORIA
     SAO FRANCISCO DE SALES
     SAO JOSE DA VARGINHA
     TUPACIGUARA
     UBERABA
     UBERLANDIA
     VAZANTE


2.   STATE OF SAO PAULO

     ALTINOPOLIS
     ARAMINA
     BATATAIS
     BRODOWSKI (BRODOSQUI)
     BURITIZAL
     CAJURU
     CASSIA DOS COQUEIROS
     COLOMBIA FRANCA GUAIRA GUARA IPOA ITUVERAVA JARDINOPOLIS MIGUELOPOLIS MORRO AGUDO NUPORANGA ORLANDIA
     RIBEIRAO CORRENTE
     SALES DE OLIVEIRA
     SANTA CRUZ DA ESPERANCA
     SANTO ANTONIO DA ALEGRIA
     SAO JOAQUIM DA BARRA

3.   STATE OF MATO GROSSO DO SUL

     PARANAIBA

4.   STATE OF GOIAS

     BURITI ALEGRE
     CACHOEIRA DOURADA
     INACIOLANDIA
     ITUMBIARA
     PARANAIGUARA
     SAO SIMAO

                                   ANNEX IV

The list of districts and municipal district headquarters with more than 30 thousand inhabitants and less than 50 thousand inhabitants in the Concession Area, as shown in the 1991 census of the Brazilian Institute of Geography and Statistics (IBGE), 70% of which must be serviced by the end of the fifth year the Concession Agreement is in effect.


-----------------------------------------------------------------------------
                               TABLE 1/5 (ANNEX IV)
                                  AREAS 1 AND 2
-----------------------------------------------------------------------------
                 AREA 1                          AREA 2
-----------------------------------------------------------------------------
             DISTRICT           State         DISTRICT                 State
-----------------------------------------------------------------------------
Aruju                          SP       Amparo                         SP
-----------------------------------------------------------------------------
Caieiras                       SP       Aparecida                      SP
-----------------------------------------------------------------------------
Cajamar                        SP       Barra Bonita                   SP
-----------------------------------------------------------------------------
Campo Limpo Paulista           SP       Barao de Geraldo (Campinas)    SP
-----------------------------------------------------------------------------
Mairinque                      SP       Batatais                       SP
-----------------------------------------------------------------------------
Mairipora                      SP       Adamantina                     SP
-----------------------------------------------------------------------------
Santa Isabel                   SP       Campos do Jordao               SP
-----------------------------------------------------------------------------
Santana Parnaiba               SP       Capao Bonito                   SP
-----------------------------------------------------------------------------
Sao Roque                      SP       Capivari                       SP
-----------------------------------------------------------------------------
                                        Caraguatatuba                  SP
-----------------------------------------------------------------------------
                                        Cosmopolis                     SP
-----------------------------------------------------------------------------
                                        Dracena                        SP
-----------------------------------------------------------------------------
                                        Espiritu Santo Pinhal          SP
-----------------------------------------------------------------------------
                                        Garca                          SP
-----------------------------------------------------------------------------
                                        Guaira                         SP
-----------------------------------------------------------------------------
                                        Ibitinga                       SP
-----------------------------------------------------------------------------
                                        Ibiuna                         SP
-----------------------------------------------------------------------------
                                        Itanhaen                       SP
-----------------------------------------------------------------------------
                                        Itarare                        SP
-----------------------------------------------------------------------------
                                        Jales                          SP
-----------------------------------------------------------------------------
                                        Lencol Paulista                SP
-----------------------------------------------------------------------------
                                        Mirassol                       SP
-----------------------------------------------------------------------------
                                        Monte Alto                     SP
-----------------------------------------------------------------------------
                                        Nova Odessa                    SP
-----------------------------------------------------------------------------
                                        Orlandia                       SP
-----------------------------------------------------------------------------
                                        Paraguacu Paulista             SP
-----------------------------------------------------------------------------
                                        Paulinia                       SP
-----------------------------------------------------------------------------
                                        Penapolis                      SP
-----------------------------------------------------------------------------
                                        Peruibe                        SP
-----------------------------------------------------------------------------
                                        Piedade                        SP
-----------------------------------------------------------------------------
                                        Pres. Venceslau                SP
-----------------------------------------------------------------------------
                                        Olimpia                        SP
-----------------------------------------------------------------------------
                                        Porto Feliz                    SP
-----------------------------------------------------------------------------
                                        Porto Ferreira                 SP
-----------------------------------------------------------------------------
                                        Santa Teresinha Piracicaba     SP
                                        (Piracic.)
-----------------------------------------------------------------------------
                                        Pres. Epitacio                 SP
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                         TABLE 1/5 (ANNEX IV) - Continued
-----------------------------------------------------------------------------------
                                          Registro                          SP
-----------------------------------------------------------------------------------
                                          Santa Cruz do Rio Pardo           SP
-----------------------------------------------------------------------------------
                                          Bela Vista Sao Carlense (Sao      SP
                                          Carlos)
-----------------------------------------------------------------------------------
                                          Sao Joaquim da Barra              SP
-----------------------------------------------------------------------------------
                                          Sao Jose Rio Pardo                SP
-----------------------------------------------------------------------------------
                                          Eugenio Melo (Sao J. dos Campos)  SP
-----------------------------------------------------------------------------------
                                          Socorro                           SP
-----------------------------------------------------------------------------------
                                          Taquaritinga                      SP
-----------------------------------------------------------------------------------
                                          Ubatuba                           SP
-----------------------------------------------------------------------------------
                                          Vargem G. Sul                     SP
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 2/5 (ANNEX IV)
                                  AREAS 3 AND 4
-----------------------------------------------------------------------------------
                 AREA 3                                    AREA 4
-----------------------------------------------------------------------------------
           DISTRICT               STATE      DISTRICT                     STATE
-----------------------------------------------------------------------------------
Angra dos Reis                      RJ    Boa Esperanca                     MG
-----------------------------------------------------------------------------------
Araruama                            RJ    Bocaiuva                          MG
-----------------------------------------------------------------------------------
Xerem                               RJ    Bom Despacho                      MG
-----------------------------------------------------------------------------------
Itambi (Itaborai)                   RJ    Campo Belo                        MG
-----------------------------------------------------------------------------------
Mage                                RJ    Congonhas                         MG
-----------------------------------------------------------------------------------
Itaipu (Niteroi)                    RJ    Coronel Fabriciano                MG
-----------------------------------------------------------------------------------
Paracambi                           RJ    Senador Melo Viana (Cel.          MG
                                          Fabriciano)
-----------------------------------------------------------------------------------
Rio Bonito                          RJ    Frutal                            MG
-----------------------------------------------------------------------------------
Sao Pedro da Aldeia                 RJ    Guaxupe                           MG
-----------------------------------------------------------------------------------
Valenca                             RJ    Ibirite                           MG
-----------------------------------------------------------------------------------
Aracruz                             ES    Parque Durval de Barros (Ibirite) MG
-----------------------------------------------------------------------------------
Itapemirim                          ES    Itabirito                         MG
-----------------------------------------------------------------------------------
Viana                               ES    Janauba                           MG
-----------------------------------------------------------------------------------
Argolas (Vila Velha)                ES    Januaria                          MG
-----------------------------------------------------------------------------------
                                          Lagoa da Prata                    MG
-----------------------------------------------------------------------------------
                                          Leopoldina                        MG
-----------------------------------------------------------------------------------
                                          Manhuacu                          MG
-----------------------------------------------------------------------------------
                                          Monte Carmelo                     MG
-----------------------------------------------------------------------------------
                                          Nanuque                           MG
-----------------------------------------------------------------------------------
                                          Ouro Preto                        MG
-----------------------------------------------------------------------------------
                                          Pedro Leopoldo                    MG
-----------------------------------------------------------------------------------
                                          Pirapora                          MG
-----------------------------------------------------------------------------------
                                          Ponte Nova                        MG
-----------------------------------------------------------------------------------
                                          Sabara                            MG
-----------------------------------------------------------------------------------
                                          Salinas                           MG
-----------------------------------------------------------------------------------
                                          Santa Luzia                       MG
-----------------------------------------------------------------------------------
                                          Santos Dumont                     MG
-----------------------------------------------------------------------------------
                                          Sao Francisco                     MG
-----------------------------------------------------------------------------------
                                          Sao Sebastiao do Paraiso          MG
-----------------------------------------------------------------------------------
                                          Tres Pontas                       MG
-----------------------------------------------------------------------------------
                                          Vespasiano                        MG
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 3/5 (ANNEX IV)
                                  AREAS 5 AND 6
-----------------------------------------------------------------------------------
                 AREA 5                                    AREA 6
-----------------------------------------------------------------------------------
  DISTRICT                        STATE    DISTRICT                       STATE
-----------------------------------------------------------------------------------
Ararangua                           SC    Vicosa                             MG
-----------------------------------------------------------------------------------
Balneario Camboriu                  SC    Camaqua                            RS
-----------------------------------------------------------------------------------
Biguacu                             SC    Campo Bom                          RS
-----------------------------------------------------------------------------------
Cacador                             SC    Dom Pedrito                        RS
-----------------------------------------------------------------------------------
Canoinhas                           SC    Farroupilha                        RS
-----------------------------------------------------------------------------------
Rio Maina (Criciuma)                SC    Itaqui                             RS
-----------------------------------------------------------------------------------
Curitibanos                         SC    Lageado                            RS
-----------------------------------------------------------------------------------
Gaspar                              SC    Monte Negro                        RS
-----------------------------------------------------------------------------------
Icara                               SC    Palmeira das Missoes               RS
-----------------------------------------------------------------------------------
Indaial                             SC    Rosario do Sul                     RS
-----------------------------------------------------------------------------------
Laguna                              SC    Santiago                           RS
-----------------------------------------------------------------------------------
Mafra                               SC    Sao Luiz Gonzaga                   RS
-----------------------------------------------------------------------------------
Rio do Sul                          SC    Taquara                            RS
-----------------------------------------------------------------------------------
Sao Miguel d'Oeste                  SC    Vacaira                            RS
-----------------------------------------------------------------------------------
Videira                             SC    Venancio Aires                     RS
-----------------------------------------------------------------------------------
Xanxere                             SC
-----------------------------------------------------------------------------------
Assis Chateaubriand                 PR
-----------------------------------------------------------------------------------
Bandeirantes                        PR
-----------------------------------------------------------------------------------
Castro                              PR
-----------------------------------------------------------------------------------
Cianorte                            PR
-----------------------------------------------------------------------------------
Cornelio Procopio                   PR
-----------------------------------------------------------------------------------
Goio-Ere                            PR
-----------------------------------------------------------------------------------
Ibipora                             PR
-----------------------------------------------------------------------------------
Irati                               PR
-----------------------------------------------------------------------------------
Jacarezinho                         PR
-----------------------------------------------------------------------------------
Laranjeiras do Sul                  PR
-----------------------------------------------------------------------------------
Medianeira                          PR
-----------------------------------------------------------------------------------
Piraquara                           PR
-----------------------------------------------------------------------------------
Pitanga                             PR
-----------------------------------------------------------------------------------
Prudentopolis                       PR
-----------------------------------------------------------------------------------
Rio Branco do Sul                   PR
-----------------------------------------------------------------------------------
Rolandia                            PR
-----------------------------------------------------------------------------------
Santo Antonio Platina               PR
-----------------------------------------------------------------------------------
Sarandi                             PR
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 4/5 (ANNEX IV)
                                  AREAS 7 AND 8
-----------------------------------------------------------------------------------
                 AREA 7                                    AREA 8
-----------------------------------------------------------------------------------
 DISTRICT                         STATE     DISTRICT                       STATE
-----------------------------------------------------------------------------------
Goianesia                           GO    Alenquer                           PA
-----------------------------------------------------------------------------------
Inhumas                             GO    Barcarena                          PA
-----------------------------------------------------------------------------------
Mineiros                            GO    Benfica (Benevides)                PA
-----------------------------------------------------------------------------------
Morrinhos                           GO    Breves                             PA
-----------------------------------------------------------------------------------
Planaltina                          GO    Cameta                             PA
-----------------------------------------------------------------------------------
Porangatu                           GO    Capanema                           PA
-----------------------------------------------------------------------------------
Qurinopolis                         GO    Capitao Poco                       PA
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                       TABLE 4/5 (ANNEX IV) - Continued
                                 AREAS 7 AND 8

-----------------------------------------------------------------------------------
              AREA 7                                    AREA 8
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
S. Antonio do Descoberto            GO    Irituia                            PA
-----------------------------------------------------------------------------------
Uruacu                              GO    Itupiranga                         PA
-----------------------------------------------------------------------------------
Porto Nacional                      TO    Jacunda                            PA
-----------------------------------------------------------------------------------
Aquidauana                          MS    Medicilandia                       PA
-----------------------------------------------------------------------------------
Ivinhema                            MS    Monte Alegre                       PA
-----------------------------------------------------------------------------------
Navirai                             MS    Obidos                             PA
-----------------------------------------------------------------------------------
Nova Andradina                      MS    Oriximina                          PA
-----------------------------------------------------------------------------------
Parnaiba                            MS    Pacaja                             PA
-----------------------------------------------------------------------------------
Ponta Pora                          MS    Sao Domingos do Capim              PA
-----------------------------------------------------------------------------------
Alta Floresta                       MT    Sao Geraldo do Araguaia            PA
-----------------------------------------------------------------------------------
Barra Gracas                        MT    Senator Jose Porfirio              PA
-----------------------------------------------------------------------------------
Colider                             MT    Tome-Acu                           PA
-----------------------------------------------------------------------------------
Juina                               MT    Tucuma                             PA
-----------------------------------------------------------------------------------
Peixoto Azevedo                     MT    Vigia                              PA
-----------------------------------------------------------------------------------
Pontes e Lacerda                    MT    Xinguara                           PA
-----------------------------------------------------------------------------------
Sinop                               MT    Araioses                           MA
-----------------------------------------------------------------------------------
Tangara da Serra                    MT    Arame                              MA
-----------------------------------------------------------------------------------
Alta Floresta d'Oeste               RO    Balsas                             MA
-----------------------------------------------------------------------------------
Colorado do Oeste                   RO    Barreirinhas                       MA
-----------------------------------------------------------------------------------
Guajara-Mirim                       RO    Bom Jardim                         MA
-----------------------------------------------------------------------------------
Pimenta Bueno                       RO    Coelho Neto                        MA
-----------------------------------------------------------------------------------
Presidente Medice                   RO    Colinas                            MA
-----------------------------------------------------------------------------------
Vilhena                             RO    Cururupu                           MA
-----------------------------------------------------------------------------------
Brazlandia                          DF    Esperantinopolis                   MA
-----------------------------------------------------------------------------------
Nucleo Bandeirante                  DF    Itapecuru-Mirim                    MA
-----------------------------------------------------------------------------------
                                          Lago da Pedra                      MA
-----------------------------------------------------------------------------------
                                          Pedreiras                          MA
-----------------------------------------------------------------------------------
                                          Porto Franco                       MA
-----------------------------------------------------------------------------------
                                          Presindente Dutra                  MA
-----------------------------------------------------------------------------------
                                          Rosario                            MA
-----------------------------------------------------------------------------------
                                          Santa Luzia do Purua               MA
-----------------------------------------------------------------------------------
                                          Sao Domingos do Maranhao           MA
-----------------------------------------------------------------------------------
                                          Mata (S.J. do Ribamar)             MA
-----------------------------------------------------------------------------------
                                          Sao Jose do Ribamar                MA
-----------------------------------------------------------------------------------
                                          Sao Mateus do Maranhao             MA
-----------------------------------------------------------------------------------
                                          Turiacu                            MA
-----------------------------------------------------------------------------------
                                          Tutum                              MA
-----------------------------------------------------------------------------------
                                          Viana                              MA
-----------------------------------------------------------------------------------
                                          Vitoria do Mearim                  MA
-----------------------------------------------------------------------------------
                                          Vitorino Freire                    MA
-----------------------------------------------------------------------------------
                                          Careiro                            AM
-----------------------------------------------------------------------------------
                                          Coari                              AM
-----------------------------------------------------------------------------------
                                          Humaita                            AM
-----------------------------------------------------------------------------------
                                          Labrea                             AM
-----------------------------------------------------------------------------------
                                          Manicore                           AM
-----------------------------------------------------------------------------------
                                          Santana                            AP
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                             TABLE 5/5 (ANNEX IV)
                                AREAS 9 AND 10
-----------------------------------------------------------------------------------
                 AREA 9                                   AREA 10
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Araci                               BA    Campo Alegre                       AL
-----------------------------------------------------------------------------------
Bom Jesus da Lapa                   BA    Coruripe                           AL
-----------------------------------------------------------------------------------
Brumado                             BA    Delmiro Golveia                    AL
-----------------------------------------------------------------------------------
Camacan                             BA    Santana do Ipanema                 AL
-----------------------------------------------------------------------------------
Cansancao                           BA    S. Luiz do Quitunde                AL
-----------------------------------------------------------------------------------
Catu                                BA    Tetonio Vilela                     AL
-----------------------------------------------------------------------------------
Conceicao do Coite                  BA    Uniao dos Palmeras                 AL
-----------------------------------------------------------------------------------
Cruz das Almas                      BA    Acarau                             CE
-----------------------------------------------------------------------------------
Dias d'Avila                        BA    Acarati                            CE
-----------------------------------------------------------------------------------
Euclides da Cunha                   BA    Barbalha                           CE
-----------------------------------------------------------------------------------
Ibicarai                            BA    Camocim                            CE
-----------------------------------------------------------------------------------
Ipiau                               BA    Caninde                            CE
-----------------------------------------------------------------------------------
itapetinga                          BA    Crateus                            CE
-----------------------------------------------------------------------------------
Itiuba                              BA    Ipu                                CE
-----------------------------------------------------------------------------------
Jacobina                            BA    Ico                                CE
-----------------------------------------------------------------------------------
Jeremoabo                           BA    Itapipoca                          CE
-----------------------------------------------------------------------------------
Pocoes                              BA    Limoeiro do Norte                  CE
-----------------------------------------------------------------------------------
Riachao do Jacuipe                  BA    Maranguape                         CE
-----------------------------------------------------------------------------------
Ribeira do Pombal                   BA    Quixada                            CE
-----------------------------------------------------------------------------------
Santaluz                            BA    Russas                             CE
-----------------------------------------------------------------------------------
Santa Maria da Vitoria              BA    Tiangua                            CE
-----------------------------------------------------------------------------------
Santo Amaro                         BA    Alagoa Grande                      PB
-----------------------------------------------------------------------------------
Santo Estevao                       BA    Cajazeiras                         PB
-----------------------------------------------------------------------------------
Serra do Ramalho                    BA    Guarabira                          PB
-----------------------------------------------------------------------------------
Sao Sebastiao do Passe              BA    Mamanguape                         PB
-----------------------------------------------------------------------------------
Tucano                              BA    Queimadas                          PB
-----------------------------------------------------------------------------------
Urucuca                             BA    Sape                               PB
-----------------------------------------------------------------------------------
Valenca                             BA    Solanea                            PB
-----------------------------------------------------------------------------------
Xique-Xique                         BA    Afogados da Ingazeira              PE
-----------------------------------------------------------------------------------
Itabaianinha                        SE    Aguas Belas                        PE
-----------------------------------------------------------------------------------
Sao Cristovao                       SE    Araripina                          PE
-----------------------------------------------------------------------------------
Simao Dias                          SE    Barreiros                          PE
-----------------------------------------------------------------------------------
Tobias Barreto                      SE    Belo Jardim                        PE
-----------------------------------------------------------------------------------
                                          Bezerros                           PE
-----------------------------------------------------------------------------------
                                          Lageado                            PE
-----------------------------------------------------------------------------------
                                          Paudalho                           PE
-----------------------------------------------------------------------------------
                                          Ponte dos Carvalhos (Cabo)         PE
-----------------------------------------------------------------------------------
                                          Escada                             PE
-----------------------------------------------------------------------------------
                                          Limoeiro                           PE
-----------------------------------------------------------------------------------
                                          Moreno                             PE
-----------------------------------------------------------------------------------
                                          Ouricuri                           PE
-----------------------------------------------------------------------------------
                                          Navarro (Paulista)                 PE
-----------------------------------------------------------------------------------
                                          Pesqueira                          PE
-----------------------------------------------------------------------------------
                                          Ribeirao                           PE
-----------------------------------------------------------------------------------
                                          Salgueiro                          PE
-----------------------------------------------------------------------------------
                                          Santa Cruz do Capibaribe           PE
-----------------------------------------------------------------------------------
                                          Sao Bento do Uno                   PE
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                       TABLE 5/5 (ANNEX IV) - Continued
                                AREAS 9 AND 10

-----------------------------------------------------------------------------------
              AREA 9                                   AREA 10               PE
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              PE
-----------------------------------------------------------------------------------
                                          Altos                              PI
-----------------------------------------------------------------------------------
                                          Buriti dos Lopes                   PI
-----------------------------------------------------------------------------------
                                          Esperantina                        PI
-----------------------------------------------------------------------------------
                                          Luzilandia                         PI
-----------------------------------------------------------------------------------
                                          Paulistana                         PI
-----------------------------------------------------------------------------------
                                          Pedro II                           PI
-----------------------------------------------------------------------------------
                                          Sao Joao do Piaui                  PI
-----------------------------------------------------------------------------------
                                          Sao Raimundo Nonato                PI
-----------------------------------------------------------------------------------
                                          Uniao                              PI
-----------------------------------------------------------------------------------
                                          Acu                                RN
-----------------------------------------------------------------------------------
                                          Apodi                              RN
-----------------------------------------------------------------------------------
                                          Currais Novos                      RN
-----------------------------------------------------------------------------------
                                          Macaiba                            RN
-----------------------------------------------------------------------------------
                                          Nova Cruz                          RN
-----------------------------------------------------------------------------------
                                          Redinha (Natal)                    RN
-----------------------------------------------------------------------------------

                                    ANNEX V

The list of districts and municipal district headquarters with more than 50 thousand inhabitants and less than 75 thousand inhabitants in the Concession Area, as shown in the 1991 census of the Brazilian Institute of Geography and Statistics (IBGE), 80% of which must be serviced by the end of the fourth year the Concession Agreement is in effect.

-----------------------------------------------------------------------------------
                               TABLE 1/5 (ANNEX V)
                                  AREAS 1 AND 2
-----------------------------------------------------------------------------------
                 AREA 1                                    AREA 2
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Barueri                             SP    Andradina                          SP
-----------------------------------------------------------------------------------
Bras Cubas (Mogi Cruzes)            SP    Avare                              SP
-----------------------------------------------------------------------------------
Ferraz Vasconcelos                  SP    Bebedouro                          SP
-----------------------------------------------------------------------------------
Itatiba                             SP    Cacapava                           SP
-----------------------------------------------------------------------------------
Jandira                             SP    Bebedouro                          SP
-----------------------------------------------------------------------------------
Poa                                 SP    Cruzeiro                           SP
-----------------------------------------------------------------------------------
Ribeirao Pires                      SP    Fernandopolis                      SP
-----------------------------------------------------------------------------------
Salto                               SP    Itapeva                            SP
-----------------------------------------------------------------------------------
Tupa                                SP    Itapira                            SP
-----------------------------------------------------------------------------------
Varzea Paulista                     SP    Jaboticabal                        SP
-----------------------------------------------------------------------------------
                                          Leme                               SP
-----------------------------------------------------------------------------------
                                          Lins                               SP
-----------------------------------------------------------------------------------
                                          Lorena                             SP
-----------------------------------------------------------------------------------
                                          Matao                              SP
-----------------------------------------------------------------------------------
                                          Mococa                             SP
-----------------------------------------------------------------------------------
                                          Mogi-Mirim                         SP
-----------------------------------------------------------------------------------
                                          Pirassununga                       SP
-----------------------------------------------------------------------------------
                                          S.J. Boa Vista                     SP
-----------------------------------------------------------------------------------
                                          Sertaozinho                        SP
-----------------------------------------------------------------------------------
                                          Sumare                             SP
-----------------------------------------------------------------------------------
                                          Valinhos                           SP
-----------------------------------------------------------------------------------
                                          Vila Dirce (Carapicuiba)           SP
-----------------------------------------------------------------------------------
                                          Vila Xavier (Araraquara)           SP
-----------------------------------------------------------------------------------
                                          Votuporanga                        SP
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                               TABLE 2/5 (ANNEX V)
                                  AREAS 3 AND 4
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                 AREA 3                                    AREA 4
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Barra do Pirai                      RJ    Alfenas                            MG
-----------------------------------------------------------------------------------
Cabo Frio                           RJ    Curvelo                            MG
-----------------------------------------------------------------------------------
Itaborai                            RJ    Itajuba                            MG
-----------------------------------------------------------------------------------
Itaguai                             RJ    Araxa                              MG
-----------------------------------------------------------------------------------
Soropedica (Itaguai)                RJ    Joao Monlevade                     MG
-----------------------------------------------------------------------------------
Itaperuna                           RJ    Formica                            MG
-----------------------------------------------------------------------------------
Macae                               RJ    Lavras                             MG
-----------------------------------------------------------------------------------
Olinda (Nilopolis)                  RJ    Caratinga                          MG
-----------------------------------------------------------------------------------
Cava (Nova Iguacu)                  RJ    Cataguases                         MG
-----------------------------------------------------------------------------------
Japeri (N. Iguacu)                  RJ    Manga                              MG
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                         TABLE 2/5 (ANNEX V) - Continued
                                  AREAS 3 AND 4
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                 AREA 3                                    AREA 4
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------

Cascatinha (Petrop.)                RJ    Muriae                             MG
-----------------------------------------------------------------------------------
Resende                             RJ    Nova Lima                          MG
-----------------------------------------------------------------------------------
Sete Pontes (Sao Goncalo)           RJ    Paracatu                           MG
-----------------------------------------------------------------------------------
S, Mateus (S.J.Mereti)              RJ    Para Minas                         MG
-----------------------------------------------------------------------------------
Tres Rios                           RJ    Patrocinio                         MG
-----------------------------------------------------------------------------------
Guarapari                           ES    Riberao das Neves                  MG
-----------------------------------------------------------------------------------
Linhares                            ES    Carval. Brito (Sabara)             MG
-----------------------------------------------------------------------------------
Serra                               ES    S. Joao del Rei                    MG
-----------------------------------------------------------------------------------
Goiabeiras (Vitoria)                ES    Timoteo                            MG
-----------------------------------------------------------------------------------
Sao Mateus                          ES    Tres Coracoes                      MG
-----------------------------------------------------------------------------------
                                          Uba                                MG
-----------------------------------------------------------------------------------
                                          Unai                               MG
-----------------------------------------------------------------------------------
                                          Barra Alegre (Ipatinga)            MG
-----------------------------------------------------------------------------------
                                          Itauna                             MG
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 3/5 (ANNEX V)
                                  AREAS 5 AND 6
-----------------------------------------------------------------------------------
                 AREA 5                                    AREA 6
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Brusque                             SC    Bento Goncalves                    RS
-----------------------------------------------------------------------------------
Concordia                           SC    Cachoeira do Sul                   RS
-----------------------------------------------------------------------------------
Sao Bento do Sul                    SC    Cangucu                            RS
-----------------------------------------------------------------------------------
Barreiros (Sao Jose)                SC    Carazinho                          RS
-----------------------------------------------------------------------------------
Sao Jose                            SC    Cruz Alta                          RS
-----------------------------------------------------------------------------------
Palhoca                             SC    Erechim                            RS
-----------------------------------------------------------------------------------
Almirante Tamandare                 PR    Ijui                               RS
-----------------------------------------------------------------------------------
Arapongas                           PR    Santa Rosa                         RS
-----------------------------------------------------------------------------------
Aracauria                           PR    Santo Angelo                       RS
-----------------------------------------------------------------------------------
Cambe                               PR    Sao Gabriel                        RS
-----------------------------------------------------------------------------------
Campo Largo                         PR    Sapiranga                          RS
-----------------------------------------------------------------------------------
N. Mundo (Curitiba)                 PR    Sao Borja                          RS
-----------------------------------------------------------------------------------
S. Felicidade (Curitiba)            PR    Passo do Sabao (Viamao)            RS
-----------------------------------------------------------------------------------
Umbara (Curitiba)                   PR    Viamao                             RS
-----------------------------------------------------------------------------------
Francisco Beltrao                   PR
-----------------------------------------------------------------------------------
Paranavai                           PR
-----------------------------------------------------------------------------------
Pato Branco                         PR
-----------------------------------------------------------------------------------
Telemaco Borba                      PR
-----------------------------------------------------------------------------------
Umuarama                            PR
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 4/5 (ANNEX V)
                                  AREAS 7 AND 8
-----------------------------------------------------------------------------------
                 AREA 7                                    AREA 8
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Aparecida de Goiania                GO    Abaetetuba                         PA
-----------------------------------------------------------------------------------
Catalao                             GO    Altamira                           PA
-----------------------------------------------------------------------------------
Formosa                             GO    Braganca                           PA
-----------------------------------------------------------------------------------
Jatai                               GO    Conceicao do Araguaia              PA
-----------------------------------------------------------------------------------
Trindade                            GO    Paragominas                        PA
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                         TABLE 4/5 (ANNEX V) - Continued
                                  AREAS 7 AND 8
-----------------------------------------------------------------------------------
                 AREA 7                                    AREA 8
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Gurupi                              GO    Parauapebas                        PA
-----------------------------------------------------------------------------------
Tres Lagoas                         MS    Redencao                           PA
-----------------------------------------------------------------------------------
Caceres                             MT    Chapadinha                         MA
-----------------------------------------------------------------------------------
Porto Velho (Varzea Grande)         MT    Coroata                            MA
-----------------------------------------------------------------------------------
Cacoal                              RO    Grajau                             MA
-----------------------------------------------------------------------------------
Jaru                                RO    Joao Lisboa                        MA
-----------------------------------------------------------------------------------
Rolim de Moura                      RO    Paco do Lumiar                     MA
-----------------------------------------------------------------------------------
Cruzeiro do Sul                     AC    Pinheiro                           MA
-----------------------------------------------------------------------------------
Cruzeiro                            DF    Santa Ines                         MA
-----------------------------------------------------------------------------------
Paranoa                             DF    Itacotiara                         AM
-----------------------------------------------------------------------------------
                                          Minacapuru                         AM
-----------------------------------------------------------------------------------
                                          Tefe                               AM
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 5/5 (ANNEX V)
                                  AREAS 9 AND 10
-----------------------------------------------------------------------------------
                 AREA 9                                   AREA 10
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Campo Formoso                       BA    Floriano Peixoto (Maceio)          AL
-----------------------------------------------------------------------------------
Candeias                                  Palmeira dos Indios                AL
-----------------------------------------------------------------------------------
Guanambi                            BA    Penedo                             AL
-----------------------------------------------------------------------------------
Ipira                               BA    Rio Largo                          AL
-----------------------------------------------------------------------------------
Irece                               BA    S. Miguel Campos                   AL
-----------------------------------------------------------------------------------
Itaberaba                           BA    Caucacia                           CE
-----------------------------------------------------------------------------------
Itamaraju                           BA    Crato                              CE
-----------------------------------------------------------------------------------
Monte Santo                         BA    Iguatu                             CE
-----------------------------------------------------------------------------------
Senhor do Bonfim                    BA    Sousa                              PB
-----------------------------------------------------------------------------------
Serrinha                            BA    Arco Verde                         PE
-----------------------------------------------------------------------------------
Simoes Filho                        BA    Carpina                            PE
-----------------------------------------------------------------------------------
Eunapolis                           BA    Goiana                             PE
-----------------------------------------------------------------------------------
Lauro de Freitas                    BA    Gravata                            PE
-----------------------------------------------------------------------------------
St. Antonio de Jesus                BA    Igarassu                           PE
-----------------------------------------------------------------------------------
Estancia                            SE    Palmares                           PE
-----------------------------------------------------------------------------------
Itabaiana                           SE    Santa Talhada                      PE
-----------------------------------------------------------------------------------
Lagarto                             SE    Barras                             PI
-----------------------------------------------------------------------------------
N.S. Socorro                        SE    Campo Maior                        PI
-----------------------------------------------------------------------------------
                                          Floriano                           PI
-----------------------------------------------------------------------------------
                                          Oeiras                             PI
-----------------------------------------------------------------------------------
                                          Piripiri                           PI
-----------------------------------------------------------------------------------
                                          Caico                              RN
-----------------------------------------------------------------------------------
                                          Ceara-Mirim                        RN
-----------------------------------------------------------------------------------
                                          Parnamirim                         RN
-----------------------------------------------------------------------------------

                                   ANNEX VI

The list of districts and municipal district headquarters with more than 75 thousand inhabitants and less than 100 thousand inhabitants in the Concession Area, as shown in the 1991 census of the Brazilian Institute of Geography and Statistics (IBGE), 90% of which must be serviced by the end of the third year the Concession Agreement is in effect.

-----------------------------------------------------------------------------------
                               TABLE 1/5 (ANNEX VI)
                                  AREAS 1 AND 2
-----------------------------------------------------------------------------------
                 AREA 1                                    AREA 2
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Atibaia                             SP    Araras                             SP
-----------------------------------------------------------------------------------
Braganca Paulista                   SP    Assis                              SP
-----------------------------------------------------------------------------------
Cotia                               SP    Barretos                           SP
-----------------------------------------------------------------------------------
Francisco Morato                    SP    Birigui                            SP
-----------------------------------------------------------------------------------
Franco Rocha                        SP    Botacatu                           SP
-----------------------------------------------------------------------------------
Itapec. Serra                       SP    Catanduva                          SP
-----------------------------------------------------------------------------------
Itu                                 SP    Cubatao                            SP
-----------------------------------------------------------------------------------
Capuava (Santo Andre)               SP    Guaratingueta                      SP
-----------------------------------------------------------------------------------
                                          Guaruja                            SP
-----------------------------------------------------------------------------------
                                          Itapetininga                       SP
-----------------------------------------------------------------------------------
                                          Jau                                SP
-----------------------------------------------------------------------------------
                                          Mogi-Guacu                         SP
-----------------------------------------------------------------------------------
                                          Ourinhos                           SP
-----------------------------------------------------------------------------------
                                          Pindamonhagnaba                    SP
-----------------------------------------------------------------------------------
                                          Praia Grande                       SP
-----------------------------------------------------------------------------------
                                          Tutui                              SP
-----------------------------------------------------------------------------------
                                          Votorantim                         SP
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                               TABLE 2/5 (ANNEX VI)
                                  AREAS 3 AND 4
-----------------------------------------------------------------------------------
                 AREA 3                                    AREA 4
-----------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT              State
-----------------------------------------------------------------------------------
Inhomirim (Mage)                    RJ    Araguari                           MG
-----------------------------------------------------------------------------------
Colatina                            ES    Ituiutaba                          MG
-----------------------------------------------------------------------------------
Ibes (Vila Velha)                   ES    Patos de Minas                     MG
-----------------------------------------------------------------------------------
                                          Barbacena                          MG
-----------------------------------------------------------------------------------
                                          Pouso Alegre                       MG
-----------------------------------------------------------------------------------
                                          Passos                             MG
-----------------------------------------------------------------------------------
                                          Sao Benedito (Santa Luzia)         MG
-----------------------------------------------------------------------------------
                                          Conselheiro Lafaiete               MG
-----------------------------------------------------------------------------------
                                          Itabira                            MG
-----------------------------------------------------------------------------------
                                          Varginha                           MG
-----------------------------------------------------------------------------------
                                          Justinopolis (Rib. das Neves)      MG
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             TABLE 3/5 (ANNEX VI)
                                 AREAS 5 AND 6
--------------------------------------------------------------------------------
                 AREA 5                                    AREA 6
--------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT         State
--------------------------------------------------------------------------------
Jaragua do Sul                      SC           Alegrete               RS
--------------------------------------------------------------------------------
Tubarao                             SC           Bage                   RS
--------------------------------------------------------------------------------
Apucarana                           PR           Cachoerinha            RS
--------------------------------------------------------------------------------
Campo Mourao                        PR           Guaiba                 RS
--------------------------------------------------------------------------------
Paranagua                           PR           S. Cruz do Sul         RS
--------------------------------------------------------------------------------
Pinhais (Piraquara)                 PR           Sant. Livramento       RS
--------------------------------------------------------------------------------
Toledo                              PR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             TABLE 4/5 (ANNEX VI)
                                 AREAS 7 AND 8
--------------------------------------------------------------------------------
                 AREA 7                                    AREA 8
--------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT         State
--------------------------------------------------------------------------------
Itumbiara                           GO           Ananindeua             PA
--------------------------------------------------------------------------------
Rio Verde                           GO           Castanhal              PA
--------------------------------------------------------------------------------
Araguaina                           TO           Tucurui                PA
--------------------------------------------------------------------------------
Corumba                             MS           Acailandia             MA
--------------------------------------------------------------------------------
Rondonopolis                        MT           Bacabal                MA
--------------------------------------------------------------------------------
Varzea Grande                       MT           Barra do Corda         MA
--------------------------------------------------------------------------------
Ariquemes                           RO           Codo                   MA
--------------------------------------------------------------------------------
Ji-Parana                           RO
--------------------------------------------------------------------------------
Ouro Preto Oeste                    RO
--------------------------------------------------------------------------------
Guara                               DF
--------------------------------------------------------------------------------
Planaltina                          DF
--------------------------------------------------------------------------------
Sobradinho                          DF
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             TABLE 5/5 (ANNEX VI)
                                AREAS 9 AND 10
--------------------------------------------------------------------------------
                 AREA 9                                   AREA 10
--------------------------------------------------------------------------------
             DISTRICT               State              DISTRICT         State
--------------------------------------------------------------------------------
Barreiras                           BA    Jurema (Caucaia)              CE
--------------------------------------------------------------------------------
Paulo Alfonso                       BA    Boyeux                        PB
--------------------------------------------------------------------------------
Texeira de Freitas                  BA    Patos                         PB
--------------------------------------------------------------------------------
Camacari                            BA    Santa Rita                    PB
--------------------------------------------------------------------------------
                                          Abreu e Lima                  PE
--------------------------------------------------------------------------------
                                          Cabo                          PE
--------------------------------------------------------------------------------
                                          Camaragibe                    PE
--------------------------------------------------------------------------------
                                          Garanhans                     PE
--------------------------------------------------------------------------------
                                          Praia da Conceicao            PE
--------------------------------------------------------------------------------
                                          Sao Lourenco da Mata          PE
--------------------------------------------------------------------------------
                                          Vitoria Santo Antao           PE
--------------------------------------------------------------------------------
                                          Picos                         PI
--------------------------------------------------------------------------------

                                   ANNEX VII

The list of districts and municipal district headquarters with more than 100 thousand inhabitants and less than 200 thousand inhabitants in the Concession Area, as shown in the 1991 census of the Brazilian Institute of Geography and Statistics (IBGE), 100% of which must be serviced by the end of the second year the Concession Agreement is in effect.

--------------------------------------------------------------------------
                              TABLE 1/5 (ANNEX VII)
                                  AREAS 1 AND 2
--------------------------------------------------------------------------
          AREA 1                                AREA 2
--------------------------------------------------------------------------
       DISTRICT             State           DISTRICT               State
--------------------------------------------------------------------------
Embu                        SP           Americana                 SP
--------------------------------------------------------------------------
Itapevi                     SP           Aracatuba                 SP
--------------------------------------------------------------------------
Itaquaquecetuba             SP           Araraquara                SP
--------------------------------------------------------------------------
Mogi das Cruzes             SP           V. de Carvalho (Guaruja)  SP
--------------------------------------------------------------------------
Sao Caetano do Sul          SP           Indaiatuba                SP
--------------------------------------------------------------------------
Taboao da Serra             SP           Jacarei                   SP
--------------------------------------------------------------------------
Suzano                      SP           Marilia                   SP
--------------------------------------------------------------------------
                                         Pres. Prudente            SP
--------------------------------------------------------------------------
                                         Rio Claro                 SP
--------------------------------------------------------------------------
                                         S. Barb. Oeste            SP
--------------------------------------------------------------------------
                                         Sao Carlos                SP
--------------------------------------------------------------------------
                                         Taubate                   SP
--------------------------------------------------------------------------


--------------------------------------------------------------------------
                             TABLE 2/5 (ANNEX VII)
                                 AREAS 3 AND 4
--------------------------------------------------------------------------
          AREA 3                                    AREA 4
--------------------------------------------------------------------------
       DISTRICT             State              DISTRICT              State
--------------------------------------------------------------------------
Barra Mansa                 RJ           Betim                       MG
--------------------------------------------------------------------------
Campos Eliseos (D. Caxias)  RJ           Sete Lagoas                 MG
--------------------------------------------------------------------------
Imbaarie (Duque Caixas)     RJ           Divinopolis                 MG
--------------------------------------------------------------------------
Nilopolis                   RJ           Teofilo Otoni               MG
--------------------------------------------------------------------------
Nova Friburgo               RJ           Ipatiinga                   MG
--------------------------------------------------------------------------
Mesquita (N.Iguacu)         RJ           Pocos de Caldas             MG
--------------------------------------------------------------------------
Queimados (N.Iguacu)        RJ
--------------------------------------------------------------------------
Petropolis                  RJ
--------------------------------------------------------------------------
Ipiiba (S. Goncalo)         RJ
--------------------------------------------------------------------------
Monjolo (S. Goncalo)        RJ
--------------------------------------------------------------------------
Neves (S. Goncalo)          RJ
--------------------------------------------------------------------------
Coelho Rocha (S.J. Mereli)  RJ
--------------------------------------------------------------------------
Teresopolis                 RJ
--------------------------------------------------------------------------
Cachoeiro Itapemirim        ES
--------------------------------------------------------------------------
Cariacica                   ES
--------------------------------------------------------------------------
Itaquari (Cariacica)        ES
--------------------------------------------------------------------------
Carapina (Serra)            ES
--------------------------------------------------------------------------
Vila Velha                  ES
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             TABLE 3/5 (ANNEX VII)
                                 AREAS 5 AND 6
--------------------------------------------------------------------------------
          AREA 5                                    AREA 6
--------------------------------------------------------------------------------
        DISTRICT               State              DISTRICT              State
--------------------------------------------------------------------------------
Chapeco                        SC             Alvorada                  RS
--------------------------------------------------------------------------------
Criciuma                       SC             Gravatai                  RS
--------------------------------------------------------------------------------
Itajai                         SC             Passo Fundo               RS
--------------------------------------------------------------------------------
Lages                          SC             Rio Grande                RS
--------------------------------------------------------------------------------
Cascavel                       PR             Santa Maria               RS
--------------------------------------------------------------------------------
Colombo                        PR             Sao Leopoldo              RS
--------------------------------------------------------------------------------
C. Comprido (Curitiba)         PR             Sapucaia do Sul           RS
--------------------------------------------------------------------------------
Pinheirinho (Curitiba)         PR             Uruguaiana                RS
--------------------------------------------------------------------------------
Foz do Iguacu                  PR                                       RS
--------------------------------------------------------------------------------
Guarapuava                     PR                                       RS
--------------------------------------------------------------------------------
S. Jose dos Pinhais            PR                                       RS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             TABLE 4/5 (ANNEX VII)
                                 AREAS 7 AND 8
-------------------------------------------------------------------------------
        AREA 7                                    AREA 8
-------------------------------------------------------------------------------
      DISTRICT                 State              DISTRICT              State
-------------------------------------------------------------------------------
Nova Brasilia (Aparecida de    GO            Itaituba                   PA
Goiania)
-------------------------------------------------------------------------------
Dourados                       MS            Maraba                     PA
-------------------------------------------------------------------------------
Coxipo da Ponte (Cuiaba)       MT            Caxias                     MA
-------------------------------------------------------------------------------
Gama                           DF            Santa Luzia                MA
-------------------------------------------------------------------------------
Samambaia                      DF            Timon                      MA
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                             TABLE 5/5 (ANNEX VII)
                                AREAS 9 AND 10
-------------------------------------------------------------------------------
                 AREA 9                                   AREA 10
-------------------------------------------------------------------------------
          DISTRICT             State               DISTRICT             State
-------------------------------------------------------------------------------
Alagoinhas                     BA               Arapiraca               AL
-------------------------------------------------------------------------------
Ilheus                         BA               Antonio Bezerra         CE
                                                (Fortaleza)
-------------------------------------------------------------------------------
Itabuna                        BA               Juazeiro do Norte       CE
-------------------------------------------------------------------------------
Jequie                         BA               Macaranau               CE
-------------------------------------------------------------------------------
Juazeiro                       BA               Caruaru                 PE
-------------------------------------------------------------------------------
Vitoria da Conquista           BA               Jaboatao (Jaboatao      PE
                                                dos Guararapes)
-------------------------------------------------------------------------------
                                                Cavaleiro (Jaboatao     PE
                                                dos Guararapes)
-------------------------------------------------------------------------------
                                                Petrolina               PE
-------------------------------------------------------------------------------
                                                Parnaiba                PI
-------------------------------------------------------------------------------
                                                Igapo (Natal)           RN
-------------------------------------------------------------------------------
                                                Mossoro                 RN
-------------------------------------------------------------------------------

                                  ANNEX VIII

The list of districts and municipal district headquarters with more than 200 thousand in the Concession Area, as shown in the 1991 census of the Brazilian Institute of Geography and Statistics (IBGE), 100% of which must be serviced by the end of the second year the Concession Agreement is in effect.

-------------------------------------------------------------------------------
                             TABLE 1/5 (ANNEX VII)
                                AREAS 1 AND 2
--------------------------------------------------------------------------------
                 AREA 1                                   AREA 2
--------------------------------------------------------------------------------
          DISTRICT             State               DISTRICT              State
--------------------------------------------------------------------------------
Carapicuiba                    SP              Bauru                     SP
--------------------------------------------------------------------------------
Diadema                        SP              Campinas                  SP
--------------------------------------------------------------------------------
Guarulhos                      SP              Franca                    SP
--------------------------------------------------------------------------------
Jardim P. Dutra (Guarulhos)    SP              Limeira                   SP
--------------------------------------------------------------------------------
Jundiai                        SP              Piracicaba                SP
--------------------------------------------------------------------------------
Maua                           SP              Ribeirao Preto            SP
--------------------------------------------------------------------------------
Osasco                         SP              Sao J.Rio Preto           SP
--------------------------------------------------------------------------------
Santo Andre                    SP              Sao Vicente               SP
--------------------------------------------------------------------------------
S.B. Campo                     SP              Sao J. Campos             SP
--------------------------------------------------------------------------------
Sao Paulo                      SP              Santos                    SP
--------------------------------------------------------------------------------
                                               Sorocaba                  SP
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             TABLE 5/5 (ANNEX VII)
                                AREAS 3 AND 4
-------------------------------------------------------------------------------
                 AREA 3                                   AREA 4
-------------------------------------------------------------------------------
          DISTRICT             State            DISTRICT                 State
-------------------------------------------------------------------------------
Belford Roxo (Nova Iguacu)     RJ            Belo Horizonte              MG
-------------------------------------------------------------------------------
C. Goytacazes                  RJ            Contagem                    MG
-------------------------------------------------------------------------------
Duque de Caxias                RJ            Governador Valadares        MG
-------------------------------------------------------------------------------
Niteroi                        RJ            Juiz de Fora                MG
-------------------------------------------------------------------------------
Nova Iguacu                    RJ            Montes Claros               MG
-------------------------------------------------------------------------------
Sao Goncalo                    RJ            Parq. Industrial (Contagem) MG
-------------------------------------------------------------------------------
S. Joao Mereti                 RJ            Uberaba                     MG
-------------------------------------------------------------------------------
Rio de Janeiro                 RJ            Uberlandia                  MG
-------------------------------------------------------------------------------
Volta Redonda                  RJ            Venda Nova (B.H.)           MG
-------------------------------------------------------------------------------
Vitoria                        ES
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            TABLE 3/5 (ANNEX VIII)
                                 AREAS 5 AND 6
--------------------------------------------------------------------------------
                 AREA 5                                   AREA 6
--------------------------------------------------------------------------------
          DISTRICT             State               DISTRICT              State
--------------------------------------------------------------------------------
Blumenau                       SC              Canoas                    RS
--------------------------------------------------------------------------------
Florianopolis                  SC              Caxias do Sul             RS
--------------------------------------------------------------------------------
Joinville                      SC              Novo Hamburgo             RS
--------------------------------------------------------------------------------
Curitiba                       PR              Pelotas                   RS
--------------------------------------------------------------------------------
Londrina                       PR              Porto Alegre              RS
--------------------------------------------------------------------------------
Maringa                        PR
--------------------------------------------------------------------------------
Ponta Grossa                   PR
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            TABLE 4/5 (ANNEX VIII)
                                 AREAS 7 AND 8
--------------------------------------------------------------------------------
                 AREA 5                                   AREA 6
--------------------------------------------------------------------------------
          DISTRICT             State               DISTRICT              State
--------------------------------------------------------------------------------
Anapolis                       GO             Boa Vista                  RR
--------------------------------------------------------------------------------
Goiania                        GO             Belem                      PA
--------------------------------------------------------------------------------
Luziania                       GO             Icoaraci                   PA
--------------------------------------------------------------------------------
Palmas                         TO             Santarem                   PA
--------------------------------------------------------------------------------
Campo Grande                   MS             Anil (Sao Luis)            MA
--------------------------------------------------------------------------------
Cuiaba                         MT             Imperatriz                 MA
--------------------------------------------------------------------------------
Porto Velho                    RO             Sao Luis                   MA
--------------------------------------------------------------------------------
Rio Branco                     AC             Manaus                     AM
--------------------------------------------------------------------------------
Ceilandia                      DF             Macapa                     AP
--------------------------------------------------------------------------------
Plano Piloto                   DF
--------------------------------------------------------------------------------
Taguatinga                     DF
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            TABLE 5/5 (ANNEX VIII)
                                 AREAS 7 AND 8
--------------------------------------------------------------------------------
                 AREA 5                                   AREA 6
--------------------------------------------------------------------------------
          DISTRICT             State               DISTRICT              State
--------------------------------------------------------------------------------
Feira de Santana               BA              Maceio                    AL
--------------------------------------------------------------------------------
Salvador                       BA              Fortaleza                 CE
--------------------------------------------------------------------------------
Aracaju                        SE              Messejana (Fortaleza)     CE
--------------------------------------------------------------------------------
                                               Mondubim (Fortaleza)      CE
--------------------------------------------------------------------------------
                                               Parangaba (Fortaleza)     CE
--------------------------------------------------------------------------------
                                               Campina Grande            PB
--------------------------------------------------------------------------------
                                               Jao Pessoa                PB
--------------------------------------------------------------------------------
                                               Jaboatao dos Guararapes   PE
--------------------------------------------------------------------------------
                                               Olinda                    PE
--------------------------------------------------------------------------------
                                               Recife                    PE
--------------------------------------------------------------------------------
                                               Teresina                  PI
--------------------------------------------------------------------------------
                                               Natal                     RN
--------------------------------------------------------------------------------

                                    ANNEX IX

                        BASIC TERMS FOR SERVICE PROVISION


1. At least 51% of the voting capital of the Concessionaire company must be owned directly or indirectly by Brazilians; or the terms under which it was created must be maintained, on its own or by association, as an independent entity in the operation of the concession for Mobile Cellular Service.

2. To provide regular Mobile Cellular Service by the end of the fifth year of regular commercial operation in the urban areas of the new districts and municipal district headquarters indicated in Annexes IV, V, VI, VII and VIII, and which are included in the Concession Area, under conditions such that any activation request may be handled within 5 (five) working days.

3. To make the Mobile Cellular Service available and commercially operational on a regular basis, in keeping with the lists included in Annexes IV, V, VI, VII and VIII, which indicate that service is to provided:

     a) in a minimum of 70% of the districts and municipal district headquarters listed in Annex IV by the end of the 5th year the Concession Agreement is in effect:

     b) in a minimum of 80% of the districts and municipal district headquarters listed in Annex V by the end of the 4th year the Concession Agreement is in effect;

     c) in a minimum of 90% of the districts and municipal district headquarters listed in Annex VI by the end of the 3rd year the Concession Agreement is in effect;

     d) in 100% of the districts and municipal district headquarters listed in Annex VII by the end of the 2nd year the Concession Agreement is in effect;

     e) in 100% of the capitals, districts and municipal district headquarters listed in Annex VIII by the end of the 1st year the Concession Agreement is in effect.

                                    ANNEX X

                              IMPLEMENTATION PLAN

1. The Implementation Plan must contain, among other items, the information below and be delivered to the Grantor within 120 (one hundred and twenty) days, as of the execution of this Agreement:

         a) commercial operations start-up: whole number of days, starting from the date of execution of the Concession Agreement up to the date on which the subscribers' bills for service start being billed regularly by the Mobile Cellular Service Concessionaire. The minimum number of districts, municipal district headquarters and state capitals that must be serviced is specified in Annexes IV, V, VI, VII and VIII, and the data supplied by the 1991 census of the IBGE (Brazilian Institute of Geography and Statistics) takes precedence in case of discrepancies.

         b) service: whole number of days, starting as of the date on which a subscription was requested by a party up to the activation date of the party's Mobile Station by the Mobile Cellular Service Concessionaire for a determined district, municipal district headquarters or state capital to be serviced:

                    1) up to 180 (one hundred and eighty) days after the subscription request date in the first year of commercial operation or of this Agreement;
                    2) up to 120 (one hundred and twenty) days after the subscription request date in the second year of commercial operation or of this Agreement;
                    3) up to 30 (thirty) days after the subscription request date in the third year of commercial operation or of this Agreement;
                    4) up to 15 (fifteen ) days after the subscription request date in the fourth year of commercial operation or of this Agreement;
                    5) up to 5 (five) days after the subscription request date in the fifth year of commercial operation or of this Agreement;

         c) The name of the district or municipal district headquarters shall conform to the names used by the Brazilian Institute of Geography and Statistics (IBGE).

         d) The population of districts, municipal district headquarters or state capitals serviced: the urban population actually contained in the Mobile Cellular Service Area Registry for a specific district, municipal district headquarters or state capital, and shall not be less than 30% of the results of the IBGE's 1991 demographic census, and shall include service timeframes in accordance with item b) above.

2. The information, indicators and commitments presented in this Annex shall be an integral part of the Concession Agreement and those requiring improvements, modernization and modifications during the term of the agreement, when duly justified, shall be changed through authorization by the Grantor and shall be carried out in observance of the pertinent regulatory provisions.

A - SERVICE PLAN

The Service Plan of the Bidder must contain the following information:

A.1 Start-up of Commercial Operation: the month of the start-up of the Commercial Operation of the service for each of the districts, municipal district headquarters and state capitals listed in Annexes IV, V, VI, VII and VIII;

A.2 Service: length of Service, from the first to the fifth year after the start-up of the Commercial Operation for each of the districts, municipal district headquarters and state capitals listed in Annexes IV, V, VI, VII and VIII;

A.3 Number of districts, municipal district headquarters and state capitals serviced: quantity of districts, municipal district headquarters and state capitals serviced in the first to the fifth year the Concession Agreement is in effect, year by year, taking the minimal service terms observed into consideration and the quantity of the districts, municipal district headquarters and state capitals listed in Annexes IV, V, VI, VII and VIII;

A.4 Population of the districts, municipal district headquarters and state capitals serviced: urban population serviced, which must be within the service area limits in Annex X, item 1 d), for each of the districts, municipal district headquarters and state capitals listed in Annexes IV, V, VI, VII and VIII.

B - INTERCONNECTION PLAN

The Interconnection Plan must include the following information, with a level of detail and presentation equivalent to the information provided by the public service operators operating within the corresponding Concession Area, as indicated in Annex II, in accordance with relevant regulatory provisions:

B.1 The physical location of the interconnection points in the Concession Area that have points where the network of the Mobile Cellular Service shall be connected to the other telecommunications networks, indicating the dates of assessibility of the interconnection points, year to year, for each connection point during the 5 first years of the Concession Agreement.

B.2 General technical interconnection characteristics for its equipment which should already be compatible with equipment which is already accepted or established in the Brazilian technical specifications;

B.3 Level of quality of service at the interconnection points, showing the degree of incoming and outgoing service of the respective interconnection points.

C - OPERATION, MAINTENANCE AND NETWORK MANAGEMENT PLAN

The Operation, Maintenance and Network Management Plan must contain:

1. Plans for accessing other networks and services.
---------------------------------------------------

C.1.1 Plans on numbering, signals, transmission, synchronization, routing and rates of the network of the Mobile Cellular Service in the Concession area;

C.1.2 Alternative interoperability techniques with other Telecommunications Public Service network operators both in the Operation Area and as regards interoperability with networks in other areas.

C.2 -    Exchange of Information.

C.2.1 Procedures for exchange of information with other Public Service Telecommunications operators, showing in what manner the exchange of information can be carried out in order to obtain and maintain a level of quality in providing Mobile Cellular Service with comments on the systems in real time or segmented systems in order of operational importance.

C.2.2 Operational, maintenance and management information that needs to be exchanged with the other Public Service Telecommunications operators in order to achieve adequate quality in providing Mobile Cellular Service.

C.3 -    Systematic Operation and Maintenance.

C.3.1 Main concepts, strategies and actions to be developed in the area of operation and maintenance for the Concession Area.

C.3.2 Main blocks and interrelations in the functions of operation and maintenance of the Mobile Cellular Service.

C.4 -    Management of the Cellular Network.

C.4.1 Management of the network that describes the network management platform and applications in cases of emergency.

C.5 - Criteria to be followed in establishing the area of mobility, taking into consideration item 2.7 of Standard No. 23/96 (Criteria for the Elaboration and Application of the Service Plan in Providing Mobile Cellular Service), the items related to traffic routing, in accordance with item 5.10 of TGN 20/96 and information for setting up the rate system in accordance with Ministry of Communications Memorandum No. 195 of March 30, 1994 (Rate Areas of Public Telephone Service). The criterion used to set up the coverage area where the Call Value 1 is applied (CV-1) in accordance with item E of the Annex to Standard No. 23/96 (Basic Service Plan).


D - COMMITMENT ON THE DIMENSIONS OF THE MOBILE CELLULAR SERVICE NETWORK

The Commitment on the dimension of the Mobile Cellular Service must contain the following information:

D.1 - Use of the indicators, procedures and information listed below in planning and network installation of the Mobile Cellular Network.

 .   rate of availability of the system in the Concession Area greater than or =
    to 99.5%;

 .   signal level in accordance with items 6.13.2 and 6.13.2.1 of General
    Telecommunications Standard TGN 20/96;

 .   blocking of voice channel on the RSB (Radio Station-Base) at High Traffic
    Time (HTT) less than or = to 2%

 .   bit error rate on the HTT control channel less than or = 10E-6;

 .   bit error rate on the HTT voice channel less than or = 10 E-3;

 .   monthly operational accessibility rate at each interconnection point greater than or = to 99.8%;

 .   loss of HTT connection links less than or = to 1%

 .   availability of service over 90% of the area comprising the RSB 90% of the time;


E - QUALITY COMMITMENT

The Commitment to quality must contain:

E.1 - Maintenance of the indicators listed below in activities relating to users' service quality needs:

 .        Rate of System Availability in the district, municipal district headquarters and state capitals serviced in the Concession Area greater than 98%;
 .        loss of RSBs-SCSs (Switching and Control Stations) less than 3%;
 .        blocking of voice channel on the RSB (Radio Station-Base) at HTT (High
         Traffic Time) less than 5%;

 .        loss of HTT connection links less than 3%;
 .        probability of access on first try greater than or = to 90%;
 .        complaints from 100 subscribers less than 5% a month.

E.2 - Maintain at the disposal of users and inspectors the list of services, facilities and applications.

                                   ANNEX XI

                      VALUES OF K1, K2, K3, K4, K5 and K6

The table below shows the value of K by Concession Area that should be considered when calculating the reference basket.

===============================================================================
 Concession        K1         K2         K3           K4           K5       K6
   Area
===============================================================================
    1              126        11          5            4            2        5
-------------------------------------------------------------------------------
    2               89        25          4            4            2        5
-------------------------------------------------------------------------------
    3              120        11          9            4            3        5
-------------------------------------------------------------------------------
    4               72         9          6            4            5        6
-------------------------------------------------------------------------------
    5               72        13          8            4            5        8
-------------------------------------------------------------------------------
    6              106        11          3            4            5        8
-------------------------------------------------------------------------------
    7               84         9          7            4            3        8
-------------------------------------------------------------------------------
    8              115        12          9            4            3        8
-------------------------------------------------------------------------------
    9              108        12          9            5            5        8
-------------------------------------------------------------------------------
   10               90        16          8            6            4        5
===============================================================================

                                   ANNEX XII

           RATE TERMS AND REFERENCE BASKET OF THE BASIC SERVICE PLAN

1  -  RATE TERMS

1.1 The maximum values of the rates referred to in sub-item 2.1 shall be readjusted according to relevant legislation and as follows:

1.1.1 The readjustment of the values of the Service Plan is carried out based on the variation in the value of a Reference Basket, shown in Standard No. 22/96, approved by Memorandum No. 1535 of November 4, 1996;

1.1.2 The variation in the value of the Reference Basket shall correspond to the variation in the General Price Index - Domestic Availability (GPI-DA) of the Fundacao Getulio Vargas taking into consideration the period between the month prior to the last readjustment of values and the month before the new readjustment.

1.1.3 The variation in the value of the Reference Basket is obtained as follows:

Future Reference Basket = Reference Basket in effect x (1 + VGPI) with

VGPI = variation in the GPI-DA).

1.1.4    The readjustment in the value of the Use Rate is calculated as follows:

Future UR-M = UR-M in effect x (1+VGPI),

1.1.5 The time period between the readjustments shall be a minimum of 12 (twelve) months.

1.2 The revision of the rates referred to in sub-item 2.1 shall be undertaken at the initiative of the Ministry of Communications or the Grantor with a view to re-establishing the business/financial balance of the concession while observing the following:

   a) changes in the regulatory conditions of the service which entail an increase of the Concessionaire's expenses shall correspond to a rate revision;
   b) in the event the business/financial imbalance of the concession is occasioned by the occurrence of extraordinary and unforeseeable facts or events that might change the initial conditions of provision of service, the revision shall be undertaken subsequent to verification that such occurrence is related to the changes verified.

1.2.1 In order to specify the proportion of the revision, there must be, depending on the case, a quantitative determination of the repercussion of the changes in regulatory legislation on service provision or of the facts and events that might result in changing the initial conditions of service.

1.2.2 Except for income tax, the creation, change or termination of any taxes or legal expenses, subsequent to the presentation of the Proposal, once their impact has been verified, shall imply the immediate upward or downward revision of rates, depending on the case.

1.2.3 There shall be no revision of rates when the reason for the rate revision request is based on errors or omissions regarding elements considered in the elaboration of the Rate Proposal and the Price for the Right to Operate the Service.

1.2.4 Decisions regarding requests for revising rates must be founded and demonstrate that the revision process was carried out according to the provisions of Standard No. 22/96 (Criteria for Readjustment and Revision of Values in the Provision of Mobile Cellular Service). The Ministry of Communications must make available the information used in setting the maximum rates and for re-balancing the rates, ensuring the Concessionaires of Mobile Cellular Service the right to an administrative and judicial review of the maximum rates set and the rebalancing of rates.

2. BASIC SERVICE PLAN

2.1 The Concessionaire must declare the maximum value--in Reais and net of taxes and social contributions--of the rates in its Basic Service Plan, using the last date on which the rate basket was updated as the reference date.

2.1.1     The Basic Service Plan must contain the following rate items:

     a)   Maximum activation value;
     b)   Maximum subscription value;
     c)   Maximum value of per minute usage of the Call Value 1 - CV-1;
     d)   Maximum value of per minute usage of the Call Value 2 - CV-2;
     e)   Maximum value of per minute usage of the Call Value 3 - CV-3;
     f)   Maximum value of the Additional Value Per Call, per event;
     g)   Maximum value of the Displacement DPL-1, per minute;
     h)   Maximum value of the Displacement DPL-2, per minute;
     i)   Maximum Value of the Use Rate of the Mobile Network UR-M;
     j)   Map summary for the reference basket.

2.1.1.1 The applications of the call values according to Standard No. 23/96 (Basic Service Plan) and Standard No. 24/96 (Remuneration for Use of the Networks of Mobile Cellular Service and Public Telephone Service) are the following:

a)   The Call Value 1 (CV-1) is applied to:
1) Fixed-to-Mobile call: when the rate area related to the Registration Area where the Cellular Mobile Service Subscriber is located, at the time of the call, is the Subscriber's own rate area for Public Telephone Service;
2) Mobile-to-Mobile call: when the rate area related to the Registration Area where the source Subscriber is located, at the time of the call, is the rate area related to the target Subscriber's (contractual) Registration Area;
2.1) In a Mobile-to-Mobile call, up to a 30% surcharge (thirty percent) over the CV-1 value may be applied based on the criteria of the Mobile Cellular Service Concessionaire.

b)   The Call Value 2 ( CV-2) is applied to:
1) Fixed-to-Mobile call: when the primary numbering area--identified by the first digit of the National Code and related to the Registration Area where the Cellular Mobile Service Subscriber is located at the time of the call--is the Public Telephone System Subscriber's own primary numbering area, and the provision of 2.1.1.1 a) 1) is not applicable;
2) Mobile-to-Mobile call: when the primary numbering area related to the Registration Area where the original Subscriber is located at the time of the call, is the primary numbering area to which the (contractual) Registration Area of the target Subscriber is related, and the provision of 2.1.1.1 a) 1) is not applicable.

c)   The Call Value 3 ( CV-3) is applied to:
1) Fixed-to-Mobile call: when the primary numbering area related to the Registration Area where the source Subscriber is located at the time of the call, is different from the primary numbering area of the Public Telephone Service Subscriber.
2) Mobile-to-Mobile call: when the primary numbering area related to the Registration Area where the source Subscriber is located at the time of the call is different from the primary numbering area to which the (contractual) Registration Area of the target Subscriber is related;

2.1.1.2  The displacement value is applied to:
a) Displacement 1 (DPL-1) is applied to calls to Cellular Mobile Service Subscribers when subscribers are outside their Mobility Areas but within their primary numbering areas;
b) Displacement 2 (DPL-2) is applied to calls to Cellular Mobile Service Subscribers when subscribers are both outside their Mobility Areas and outside their primary numbering areas.

2.1.1.3 Activation (ACT) is the value due by a Subscriber to the Cellular Mobile Service Concessionaire for the act of activation of his/her Mobile Station, that immediately and fully activates it to use the Service.

2.1.1.4 The Subscription (SUB) is the monthly value, due by a Subscriber to the Cellular Mobile Service Concessionaire Station, for having Service available to him/her under terms set forth in the Service regulations.

2.1.1.5 Additional Value per Call (AD) is the value due by Subscribers to the Cellular Mobile Service Concessionaire for calls they make or calls to them, whether collect or not, when they are outside their Mobility Areas.

2.1.1.6 The Mobile Network Useage Rate (UR-M) is the value that remunerates a given Cellular Mobile Service Concessionaire by time unit for use of its Mobile Network to make Inter-Network Calls.

2.1.1.7 The Mobile Local Network Usage Rate is the value that remunerates a given Cellular Mobile Service Concessionaire by time unit for use of its Local Network to make Inter-Network Calls.

2.1.2.   The Reference Basket is comprised of Basic Service Items as follows:

Reference Basket = (ACT divided by 36) + SUB + (K1 x CV-1) + (K2 x CV-2) + (K3 x CV-3) + (K4 x DPL-1) + (K5 x DPL-2) + (K6 x AD)

Where:

K1, K2, K3, K4 and K5               =  the quantity of minutes for the items VC-
                                       1, VC-2, VC-3, DPL-1 and DPL-2
                                       respectively;

K6                                  =  quantity of calls for item AD;

ACT                                 =  value in Reais ($R) of activation;

SUB                                 =  value in Reais ($R) of the subscription;

VC-1, VC-2 and VC-3                 =  value in Reais for use of the service;

DPL-1 and DPL-2                     =  value in Reais ($R) of displacement

AD                                  =  value in Reais ($R) of the additional
                                       value per call.

2.1.2.1 The values of K1, K2, K3, K4 and K5 are shown in Annex XI.

2.1.2.2 The value of VC-1 may not be less than the sum of UR-M of the Bidder and the highest use rate of the local network of Public Telephone Service Providers in its Concession Area.

2.1.3 The value of the reference basket may not be higher than the Maximum Value of the Reference Basket for the Concession Area listed in Annex XII.

2.2 Elements that should be taken into account in the formulation of the Basic Service Plan:

2.2.1 In providing services, the Concessionaire must observe the following time limits to be calculated solely as of the actual time the call is established with the fixed or mobile call target terminal:

a)  Billing Increment: 6 (six) seconds;

b)  Minimum Billed Time: 30 (thirty) seconds;
c) Billable calls: only calls lasting more than 3 (three) seconds shall be billed.

2.2.2 The mobility areas of the Bidder's Basic Service Plan shall correspond to the Rate Areas for Service in Intra- and Inter-Rate Areas of Public Telephone Service defined according to Ministry of Communications Memorandum No. 195 of March 30, 1994 and the Annexes thereof, listed in Annex XIII.

2.2.3 The rates may be differentiated based on the technical characteristics and specific costs resulting from serving different segments or classes of users, with no distinctions on an individual basis.

2.2.4 The Concessionaire, at its own discretion, may give rate discounts as well as have special rate plans, seasonal reductions and reductions on days and at times of low demand, without this implying any right to compensation in the value of the rates by the Grantor.

2.2.5 The services that are not essential to the enjoyment of the Mobile Cellular Service and any extra services which may be offered shall be remunerated by prices without any effect on the value of the rate for basic service.

2.2.5.1 These optional and extra services, when offered, must be made available to all users or user segments, depending on their utility, and shall be remunerated by prices charged to those users who use them.

2.2.6 The stated values for the Basic Service Plan should take into account the expenses the Concessionaire incurs in remunerating its own network and the networks of other Mobile Cellular Service Concessionaires and companies operating interstate and international trunks lines used in providing Mobile Cellular Service.

2.2.7 The Basic Service Plan presented by the winning Bidder shall be approved by the Granting Authority and shall be binding on the Concessionaire in the provision of Mobile Cellular Service. Said Plan shall constitute an integral part of the Concession Agreement.

                  TABLE OF MAXIMUM VALUES OF REFERENCE BASKET

--------------------------------------------------------------------------------
                                                   MAXIMUM VALUES OF
          CONCESSION AREA                     REFERENCE BASKET (R$ x 1.00)
--------------------------------------------------------------------------------
                 1                                       84.43
--------------------------------------------------------------------------------
                 2                                       81.90
--------------------------------------------------------------------------------
                 3                                       87.15
--------------------------------------------------------------------------------
                 4                                       71.78
--------------------------------------------------------------------------------
                 5                                       74.35
--------------------------------------------------------------------------------
                 6                                       78.80
--------------------------------------------------------------------------------
                 7                                       73.23
--------------------------------------------------------------------------------
                 8                                       84.66
--------------------------------------------------------------------------------
                 9                                       83.09
--------------------------------------------------------------------------------
                 10                                      78.38
--------------------------------------------------------------------------------

Note : The above basic amounts are net of taxes and social contributions at January 1997.

                                   ANNEX XIII

     NATIONAL REGISTRY OF LOCALITIES LINKED AND NOT LINKED TO THE NATIONAL
                          TELECOMMUNICATIONS NETWORK

NB: This Annex is in Attachment B which is part of Competition Notice No. 001/96-SFO/MC (of the Secretariat of Inspection and Grants/Ministry of Communications)

                                    ANNEX XIV

           MEMORANDUM OF LICENSES AND EXPIRATION BY CONCESSION AREA

------------------------------------------- ---------------------------------- ---------------------
                 LICENSEE                                 GRANT                     EXPIRATION
------------------------------------------- -------------- -------------------
                                            MEMO-RANDUM    DIARIO OFFICIAL
                                                           DA UNIAO
------------------------------------------- -------------- ------------------- ---------------------
           TELECOMUNICACOES DE                 1603/93           11/8/93               8/5/2008
         SAO PAULO S. A. - TELESP
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DO RIO DE JANEIRO S.A. -      0064/94           2/24/94             11/30/2005
                  TELERJ
------------------------------------------- -------------- ------------------- ---------------------
   TELECOMUNICACOES DO ESPIRITO SANTO -        0074/94           2/28/94             11/30/2008
                  TELEST
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DE MINAS GERAIS - TELEMIG     0141/94          11/25/93              4/29/2008
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DO PARANA S.A. - TELEPAR      1580/93           11/4/93               9/3/2007
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DE SANTA CATARINA S.A. -      0272/94            5/3/94              9/30/2008
                  TELESC
------------------------------------------- -------------- ------------------- ---------------------
   COMPANHIA TELEFONICA MELHORAMENTO E         0290/94            5/6/94              4/14/2009
            RESISTENCIA - CTMR
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DE GOIAS S.A. - TELEGOIAS     1748/93          12/10/93             10/29/2008
------------------------------------------- -------------- ------------------- ---------------------
  TELECOMUNICACOES DE MATO GROSSO DO SUL       0254/95          10/24/95              9/28/2009
              S.A. - TELEMS
------------------------------------------- -------------- ------------------- ---------------------
  TELECOMUNICACOES DE MATO GROSSO S.A. -       0255/95          10/24/95              3/30/2009
                 TELEMAT
------------------------------------------- -------------- ------------------- ---------------------
   TELECOMUNICACOES DE RONDONIA S.A. -         0875/94          11/14/94              7/21/2009
                 TELERON
------------------------------------------- -------------- ------------------- ---------------------
 TELECOMUNICACOES DO ACRE S.A. - TELEACRE      0023/96           2/22/96              7/15/2009
------------------------------------------- -------------- ------------------- ---------------------
   TELECOMUNICACOES DE BRASILIA S.A. -         0087/91           7/25/91              7/24/2006
               TELEBRASILIA
------------------------------------------- -------------- ------------------- ---------------------
   TELECOMUNICACOES DO AMAZONAS S.A. -         0676/94           9/12/94              8/16/2009
                TELAMAZON
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DE RORAIMA S.A. - TELAIMA     0022/96           2/22/96              7/31/2009
------------------------------------------- -------------- ------------------- ---------------------
TELECOMUNICACOES DO AMAPA S.A. - TELAMAPA      0253/95          10/24/95              5/14/2009
------------------------------------------- -------------- ------------------- ---------------------
 TELECOMUNICACOES DO PARA S.A. - TELEPARA      0627/94           8/26/94              3/30/2009
------------------------------------------- -------------- ------------------- ---------------------

           MEMORANDUM OF LICENCES AND EXPIRATION BY CONCESSION AREA

------------------------------------------- -------------- --------------- -------------------------
TELECOMUNICACOES DO MARANHAO S.A. - TELMA        0390/94         7/5/94              4/6/2009
------------------------------------------- -------------- --------------- -------------------------
TELECOMUNICACOES DA BAHIA S.A. - TELEBAHIA       1346/93        9/23/93             6/29/2008
------------------------------------------- -------------- --------------- -------------------------
   TELECOMUNICACOES DE SERGIPE S.A. -            0274/94         5/3/94            12/15/2008
                TELERGIPE
------------------------------------------- -------------- --------------- -------------------------
   TELECOMUNICACOES DO PIAUI S.A.- TELEPISA      0339/94         6/6/94             3/27/2009
------------------------------------------- -------------- --------------- -------------------------
   TELECOMUNICACOES DO CEARA S.A.- TELECEARA     0063/94        2/24/94            11/28/2008
------------------------------------------- -------------- --------------- -------------------------
   TELECOMUNICACOES DO RIO GRANDE DO NORTE       0139/94        3/23/94            12/31/2008
              S.A. - TELERN
------------------------------------------- -------------- --------------- -------------------------
  TELECOMUNICACOES DA PARAIBA S.A. - TELPA       0140/94        3/23/94            12/31/2008
------------------------------------------- -------------- --------------- -------------------------
     TELECOMUNICACOES DE PERNAMBUCO S.A. -       0391/94         7/5/94             5/15/2009
                  TELPE
------------------------------------------- -------------- --------------- -------------------------
  TELECOMUNICACOES DE ALAGOAS S.A. - TELASA      0138/94        3/23/94            12/15/2008
------------------------------------------- -------------- --------------- -------------------------
 CENTRAIS TELEFONICAS DE RIBEIRAO PRETO -        0392/94         7/5/94             1/20/2009
                  CETERP
------------------------------------------- -------------- --------------- -------------------------
 COMPANHIA DE TELECOMUNICACOES DO BRASIL         1690/93       11/25/93             1/21/2008
           CENTRAL-CTBC TELECOM
------------------------------------------- -------------- --------------- -------------------------
  SERVICO DE COMUNICACOES TELEFONICAS DE         1604/93        11/8/93             3/31/2008
           LONDRINA -SERCOMTEL
------------------------------------------- -------------- --------------- -------------------------
        COMPANHIA RIOGRANDENSE DE                0273/94        4.27.94            12/17/2007
          TELECOMUNICACOES - CRT
------------------------------------------- -------------- --------------- -------------------------

                                      (i)